QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
CUBIST PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF CUBIST PHARMACEUTICALS, INC.:

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of Cubist Pharmaceuticals, Inc. will be held at our corporate offices, 65 Hayden Avenue, Lexington, MA 02421, on Tuesday, June 10, 2003, at 9:00 A.M., local time, for the following purposes:

  1.
  To elect two Class I directors to hold office for a three-year term and until their successors have been duly elected and qualified.
  2.
  To amend and restate the 2002 Directors' Stock Option Plan.
  3.
  To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed April 15, 2003, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only stockholders of record at the close of business on April 15, 2003, will be entitled to notice of, and to vote at, such meeting or any adjournments thereof.

        To ensure your representation at the annual meeting, however, you are urged to vote by proxy by following one of these steps as promptly as possible:

  (a)
  Vote via telephone (toll-free) in the United States or Canada (see instructions on the enclosed proxy card);
  (b)
  Vote via the internet (see instructions on the enclosed proxy card); or
  (c)
  Complete, date, sign and return the enclosed proxy card (a postage-prepaid envelope is enclosed).

        The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card and must be completed by 11:59 p.m. on June 9, 2003. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote via the internet or telephone, or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before the shareholders is important.

                      By order of the Board of Directors,

                      CHRISTOPHER D.T. GUIFFRE
                       Secretary

April 25, 2003

NOTE:  THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND PROMPT RETURN OF THE ACCOMPANYING PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE VIA THE INTERNET OR TELEPHONE, OR COMPLETE, DATE, SIGN AND MAIL THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

CUBIST PHARMACEUTICALS, INC.
65 Hayden Avenue
Lexington, MA 02421

PROXY STATEMENT

GENERAL INFORMATION

Proxy Solicitation

        This proxy statement is furnished to the holders of the common stock, $.001 par value per share, of Cubist Pharmaceuticals, Inc. in connection with the solicitation of proxies on behalf of our Board of Directors for use at the 2003 Annual Meeting of Stockholders to be held on June 10, 2003, or at any adjournment or postponement of such meeting. The purposes of the annual meeting and the matters to be acted upon are set forth in the accompanying Notice of 2003 Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the annual meeting.

        This proxy statement and proxies for use at the annual meeting will be first mailed to stockholders on or about April 25, 2003, and such proxies will be solicited chiefly by mail, but additional solicitations may be made by telephone or telegram by our officers or regular employees. We may enlist the assistance of brokerage houses in soliciting proxies. We shall bear all solicitation expenses, including costs of preparing, assembling and mailing proxy material.

Voting and Revocability of Proxy

        Registered shareholders can vote their shares via (1) a toll-free telephone call from the U.S. or Canada, (2) the Internet, or (3) by mailing their signed proxy card. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares, and to confirm that their instructions have been properly recorded. We have been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Specific instructions to be followed by any registered shareholder interested in voting via telephone or the Internet are set forth on the enclosed proxy card.

        Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such authority by filing with our Secretary a written revocation or a duly executed proxy bearing a later date or by voting in person at the annual meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposal No. 1 to elect the nominees to the Board of Directors and Proposal No. 2 to amend the 2002 Directors' Stock Option Plan, all as set forth in the accompanying Notice of 2003 Annual Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the annual meeting.

Record Date and Voting Rights

        Only stockholders of record at the close of business on April 15, 2003, are entitled to notice of, and to vote at, the annual meeting, or any adjournment or postponement of such meeting. We had outstanding on April 15, 2003, 29,535,883 shares of common stock, each of which is entitled to one vote upon the matters to be presented at the annual meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting. Votes withheld from any nominee, abstentions, and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on one or more proposals because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        In the election of directors, the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the annual meeting, in person or by proxy, is required for the election of each of the nominees. Abstentions and broker "non-votes" will have no effect on the voting outcome with respect to the election of directors. The affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the annual meeting, in person or by proxy, is necessary for approval of the proposal to amend the 2002 Directors' Stock Option Plan. Abstentions have the practical effect of a vote against these proposals. Although counted as present for the purpose of determining a quorum, broker "non-votes" are not counted for any purpose in determining whether a matter has been approved.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information with respect to each person known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock as of April 15, 2003 (unless another date is specified in the footnotes below). As of April 15, 2003, 29,535,883 shares of common stock were outstanding.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Outstanding Shares	Right to Acquire	Total Number	Percentage of Class
Mazama Capital Management Inc.(1) One S.W. Columbia, Suite 1500 Portland, Oregon 97258	5,433,621	0	5,433,621	18.36%
Delaware Management Holdings(2) 2005 Market Street Philadelphia, Pennsylvania 19103	2,946,612	0	2,946,612	10.32%
Arnold H. Snider (Deerfield Management)(3) 780 Third Avenue, 37th Floor New York, New York 10017	2,500,500	0	2,500,500	8.75%
Pioneer Global Asset Management S.p.A.(4) 60 State Street Boston, Massachusetts 02109	1,429,339	0	1,429,339	5.00%

        With respect to the foregoing table, you should note that:

(1)
The information reported is based on information received directly from Mazama Capital Management, Inc. or Mazama on April 8, 2003. Mazama, an investment adviser, has sole voting power with respect to 2,877,725 shares and sole dispositive power with respect to 5,433,621 shares. Mazama has confirmed that it became the beneficial owner of more than 15% of Cubist's outstanding common stock inadvertently and, pursuant to the terms of Cubist's Rights Agreement, as amended to date, has agreed to divest a sufficient number of shares of common stock so that Mazama will hold less than 15% of Cubist's outstanding common stock as promptly as reasonably practicable, in light of the volume of trading in Cubist's common stock from time to time as the divestiture proceeds and the interest of Cubist in having an orderly public market in its common stock, in a manner intended to not adversely affect the trading price of Cubist's common stock.

(2)
The information reported is based on a Schedule 13G/A, dated December 31, 2002, filed with the SEC by Delaware Management Holdings, Inc. or DMH. DMH, a holding company, has sole voting power with respect to 2,931,938 shares, sole dispositive power with respect to 2,936,912 shares and shared dispositive power with respect to 9,700 shares. DMH is the parent corporation of Delaware Management Business Trust, an investment adviser, which owns 2,803,533 of the total shares held by DMH.

(3)
The information reported is based on a Schedule 13G/A, dated December 31, 2002, filed with the SEC by Deerfield Capital, L.P., Deerfield Partners, L.P, Deerfield Management Company, Deerfield International Limited and Arnold H. Snider. Mr. Snider has shared voting and dispositive power with respect to the shares. Mr. Snider is President of Snider Management Company, the General Partner of Deerfield Management Company. Mr. Snider is also the President of Snider Capital Corp., the General Partner of Deerfield Capital, L.P.

(4)
The information reported is based on a Schedule 13G/A, dated December 31, 2002 filed with the SEC by Pioneer Global Asset Management S.p.A or Pioneer. Pioneer, an investment adviser, has sole voting and dispositive power with respect to the shares.

MANAGEMENT STOCKHOLDERS

        The following table sets forth information as of April 15, 2003, as reported to us, with respect to the beneficial ownership of the common stock by each of our directors and each of our executive officers, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 15, 2003, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated below and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Shares included below under "Right to Acquire" represent shares subject to outstanding stock options currently exercisable or exercisable within 60 days of April 15, 2003.

	Number of Shares Beneficially Owned
				Percentage of Shares Beneficially Owned
Name	Outstanding Shares	Right to Acquire	Total Number
Scott M. Rocklage, PhD(1)	240,237	409,732	649,969	2.2%
Susan B. Bayh, JD	1,519	31,250	32,769	*
Barry M.Bloom, PhD	22,393	40,112	62,505	*
John K. Clarke, MBA(2)	71,935	46,117	118,052	*
David W. Martin, Jr., MD	16,381	45,400	61,781	*
Walter R. Maupay, MBA(3)	18,857	44,000	62,857	*
John L. Zabriskie, PhD	19,706	39,813	59,519	*
Michael W. Bonney(4)	60,863	69,999	130,862	*
Barry I. Eisenstein, MD	6,235	5,000	86,235	*
Oliver S. Fetzer, PhD, MBA	2,393	20,000	71,768	*
Christopher D.T. Guiffre, JD, MBA	8,250	33,125	41,375	*
David W.J. McGirr, MBA	0	12,500	12,500	*
Francis P. Tally, MD	114,079	80,361	194,440	*
All directors and executive officers as a group (13 persons)	582,848	876,784	1,584,632	5.4%

*
Less than 1% of the issued and outstanding shares of common stock.

(1)
A portion of the shares attributable to Dr. Rocklage are held in trust for the benefit of his children.

(2)
A portion of the shares attributable to Mr. Clarke are held in trust for the benefit of his children.

(3)
Mr. Maupay holds a portion of his shares with joint voting and investment power with Ms. Margaret Maupay.

(4)
Mr. Bonney holds a portion of his shares with joint voting and investment power with Mrs. Alison G. Bonney.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below sets forth compensation information for the fiscal years ended December 31, 2002, 2001, and 2000 with respect to our Chief Executive Officer, our four most highly paid executive officers who were serving in such capacity at the end of 2002, and two other former executive officers for whom disclosure would have been provided as one of the four most highly paid executive officers but for the fact that they were not serving as executive officers at the end of 2002. We refer to these officers as our named executive officers.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)(1)		Bonus($)(2)		Restricted Stock Awards($)		Securities Underlying Options(#)	All Other Compensation ($)(3)
Scott M. Rocklage, PhD(4) Chairman & Chief Executive Officer	2002 2001 2000	$ $ $	400,000 375,000 323,500	$ $ $	150,000 245,313 212,500	$ $ $	— — —	200,000 100,000 75,000	$ $ $	8,133 8,383 8,363
Michael W. Bonney(5) President & Chief Operating Officer	2002 2001 2000		$296,538 — —		$100,800 — —	$ $ $	— — —	190,000 — —		$8,996 — —
Francis P. Tally, MD(6) Executive Vice President, Chief Scientific Officer	2002 2001 2000	$ $ $	256,323 263,000 247,775	$ $ $	102,506 60,753 37,662	$ $ $	— — —	30,000 15,000 25,000	$ $ $	18,007 16,657 16,856
Christopher D.T. Guiffre, JD, MBA(7) Vice President, General Counsel & Secretary	2002 2001 2000		$202,500 — —		$106,306 — —	$ $ $	— — —	10,000 100,000 —		$9,000 — —
Oliver S. Fetzer, PhD, MBA(8) Senior Vice President, Corporate Development & Chief Business Officer	2002 2001 2000		$148,756 — —		$30,989 — —	$ $ $	— — —	110,000 — —		$7,029 — —
Robert J. McCormack, PhD(9) Senior Vice President, Drug Development	2002 2001 2000	$ $ $	261,826 215,000 190,000	$ $ $	17,469 62,407 24,759	$ $ $	— — —	28,125 40,000 100,000	$ $	— 750 566
Alan D. Watson, PhD, MBA(10) Senior Vice President, Corporate Development	2002 2001 2000	$ $ $	59,152 215,000 205,333	$ $	— 31,390 33,881	$ $ $	— — —	5,000 20,000 5,000	$ $	— 8,400 8,135

(1)
Salary includes amounts deferred pursuant to our 401(k) Plan.

(2)
Unless otherwise stated, bonuses reported are earned in the year reported but paid in January of the following year. For example, the 2002 bonus reported for Dr. Rocklage of $150,000 was earned during fiscal year 2002 and paid in January 2003.

(3)
All other compensation includes (i) long-term disability insurance premiums paid by Cubist, (ii) Cubist's matching contributions under our 401(k) Plan, and (iii) annual company-wide bonus distribution.

(4)
Dr. Rocklage's bonus, less applicable withholdings, was paid in Cubist common stock.

(5)
Mr. Bonney's employment at Cubist commenced on January 3, 2002. Mr. Bonney's bonus, less applicable withholdings, was paid in Cubist common stock

(6)
Dr. Tally's 2002 bonus, less applicable withholdings, was paid in Cubist common stock. Dr. Tally's 2002 bonus includes $25,000 for his receipt of the 2002 Chairman's Award. Dr. Tally's 2001 bonus reflects an additional amount that was earned in 2001 but paid in 2002 following the date of the 2002 Proxy Statement.

(7)
Mr. Guiffre's employment commenced on December 17, 2001. Mr. Guiffre's bonus, less applicable withholdings, was paid in Cubist common stock. Mr. Guiffre's bonus also includes loan forgiveness in the amount of $50,000.

(8)
Dr. Fetzer's employment at Cubist commenced on July 29, 2002. Dr. Fetzer's bonus, less applicable withholdings, was paid in Cubist common stock.

(9)
Dr. McCormack's employment terminated on December 18, 2002. Dr. McCormack's 2001 bonus reflects an additional amount that was earned in 2001 but paid in 2002 following the date of the 2002 Proxy Statement.

(10)
Dr. Watson's employment terminated on March 15, 2002. Dr. Watson also received consulting fees following his termination in the amount of $150,000 and a payment of $200,000 in connection with the termination of his employment.

Option Grants in Last Fiscal Year

        The following table sets forth information regarding grants of stock options under our 1993 Amended and Restated Stock Option Plan and our Amended and Restated 2000 Equity Incentive Plan to the named executive officers during the fiscal year ended December 31, 2002.

Name	Number of Securities Underlying Options Granted (Shares)(1)	Percent of Total Options Granted to Employees in Fiscal 2002		Exercise or Base Price		Expiration Date	Grant Date Present Value(2)
Scott M. Rocklage, PhD	100,000 100,000	4.81 4.81	% %	$ $	35.32 7.58	1/3/12 8/9/12	$ $	2,650,182 568,596
Michael W. Bonney	150,000 40,000	7.22 1.93	% %	$ $	35.32 7.58	1/3/12 8/9/12	$ $	3,975,235 227,439
Francis P. Tally, MD	10,000 20,000	0.48 0.96	% %	$ $	35.32 7.58	1/3/12 8/9/12	$ $	265,018 113,719
Christopher D.T. Guiffre, JD, MBA	10,000	0.48%			$7.58	8/9/12		$56,860
Oliver S. Fetzer, PhD, MBA	100,000 10,000	4.81 0.48	% %	$ $	8.70 8.70	8/1/12 12/13/12	$ $	652,630 65,769
Robert J. McCormack, PhD	46,875	2.26%			$35.32	3/18/03		$1,275,670
Alan D. Watson, PhD, MBA	5,000	0.24%			$35.32	3/15/03		$147,067

(1)
Except for Dr. Rocklage's options, each option is exercisable in 16 equal quarterly installments and has a maximum term of 10 years from the date of grant, subject to earlier termination in the event of the optionee's cessation of service with Cubist. The options are exercisable during the holder's lifetime only by the holder and they are exercisable by the holder only while the holder is an employee of Cubist and for certain limited periods of time thereafter in the event of termination of employment. Pursuant to a transition agreement, all of Dr. Rocklage's unvested options as of December 31, 2003 will vest on December 31, 2003, and will be exercisable until December 31, 2006.

(2)
Based on the Black-Scholes pricing model suggested by the Securities and Exchange Commission. The estimated values under that model are based on arbitrary assumptions as to variables such as stock price volatility, projected future dividend yield and interest rates, discounted for lack of marketability and potential forfeiture due to vesting schedule. The estimated values above use the following significant assumptions: volatility—100%; dividend yield—0%; the average life of the options—7 years; risk-free interest rate—yield to maturity of 10-year treasury note at grant date—4.5%. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated using a modified Black-Scholes model.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to the stock options exercised during the fiscal year ended December 31, 2002, and the unexercised stock options held at the end of such fiscal year by the named executive officers.

			Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002(1)
Name	Shares Acquired on Exercise
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Scott M. Rocklage, PhD	16,518	$192,847	357,856	260,626	$1,210,994	$83,527
Michael W. Bonney		$0.00	30,625	159,375	$1,625	$24,375
Francis P. Tally, MD	20,000	$212,482	69,017	45,720	$154,565	$23,645
Christopher D.T. Guiffre, JD, MBA		$0.00	25,625	84,375	$406	$6,094
Oliver S. Fetzer, PhD, MBA		$0.00	6,250	93,750	$0.00	$0.00
Robert J. McCormack, PhD		$0.00	85,272	0	$0.00	$0.00
Alan D. Watson, PhD, MBA	38,000	$345,565	70,125	0	$168,316	$0.00

(1)
Based on the difference between the exercise price of each option and the last reported sales price of our common stock on the NASDAQ-NMS on December 31, 2002 of $8.23.

Equity Compensation Plans

        The following table provides information as of December 31, 2002, relating to our equity compensation plans pursuant to which grants of options, restricted stock, restricted stock units or other rights to acquire shares may be granted from time to time:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders (1)	4,957,110	$20.66	1,120,623	(2)(3)
Equity compensation plans not approved by security holders (4)(5)(6)	51,364	$31.79	587,518
Total	5,008,474	$20.77	1,708,141

(1)
Consists of the 1993 Amended and Restated Stock Option Plan (1993 Plan), the Amended and Restated 2000 Equity Incentive Plan (2000 Equity Incentive Plan), the 2002 Directors' Stock Option Plan and the 1997 Employee Stock Purchase Plan.

(2)
The 1993 Plan includes an evergreen formula pursuant to which the maximum number of shares of our common stock that shall be made available for sale under the 1993 Plan shall be 4,000,000 shares plus an annual increase to be added on January 1 of each year equal to fifteen percent (15%) of the difference between (i) the total number of shares of common stock and stock equivalents (other than stock options under the 1993 Plan) issued and outstanding as of the close of business on December 31 of the immediately preceding year and (ii) the total number of shares and stock equivalents (other than stock options under the 1993 Plan) issued and outstanding as of the close of business on December 31 of the year prior to such immediately preceding year. The 1993 Plan terminates pursuant to its own terms on May 6, 2003.

(3)
The 2000 Equity Incentive Plan includes an evergreen formula pursuant to which the maximum number of shares of our common stock that shall be made available for sale under the Equity Incentive Plan shall be 1,630,000 shares plus an annual increase to be added on January 1 of each year, beginning on January 1, 2003 until and including January 1, 2006, equal to five percent (5%) of the total number of shares of common stock and stock equivalents issued and outstanding as of the close of business on the immediately preceding December 31.

(4)
Includes 128,818 shares issued under the 2002 Stock In-Lieu of Cash Compensation Plan, which was adopted to allow us to conserve cash by issuing shares of Cubist common stock to directors and employees in lieu of cash that would otherwise be paid in connection with board compensation for October 1, 2002 to December 31, 2002, employee bonuses for 2002, and employee salary increases for 2003. These shares have a weighted average exercise price of $7.24 per share. Cubist adopted this plan in December of 2002 without stockholder approval because it is a broad-based plan, as defined by Nasdaq guidelines.

(5)
Includes 35,688 stock options outstanding under the 2001 United Kingdom Stock Option Plan (UK Option Plan). The UK Option Plan was adopted to encourage stock ownership by our employees in the United Kingdom. Options granted under the UK Option Plan have been approved under the Income and Corporation Taxes Act of 1988 of the United Kingdom. Such options receive favored tax treatment in the United Kingdom. The outstanding options under the UK Option Plan have a weighted average exercise price of $23.82 per share.

(6)
Includes 15,676 stock options outstanding under the TerraGen Discovery Inc. Employee Stock Option Plan (TerraGen Plan), which were assumed as part of the acquisition of TerraGen Discovery Inc. in October 2000. Options under the TerraGen Plan became exercisable for shares of Cubist common stock upon consummation of the acquisition, but remain subject to the TerraGen Plan. The outstanding options under the TerraGen Plan have a weighted average exercise price of $49.93 per share. No awards have been made under the TerraGen Plan since the date of the acquisition.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        Dr. Rocklage, our Chairman and Chief Executive Officer, is employed pursuant to an employment agreement. Under the terms of the original employment agreement, dated June 20, 1994, Dr. Rocklage's annual base salary was set at $175,000 subject to annual review and increase by the Board of Directors, and he is entitled to a performance bonus upon our achievement of certain milestones for each fiscal year that have been mutually agreed upon by Dr. Rocklage and the Compensation Committee prior to the commencement of that particular fiscal year. Dr. Rocklage received a base salary in 2002 of $400,000 and a performance bonus of $150,000, paid in January 2003 in Cubist common stock. Under the terms of a transition agreement, dated February 25, 2003, Dr. Rocklage resigned as Chief Executive Officer, effective June 10, 2003, the date of our Annual Meeting of Stockholders. He will continue to serve as Chairman of the Board of Directors. Dr. Rocklage will remain an employee of Cubist until December 31, 2003, and will receive his full salary and bonus through that date. In addition, he will receive a one-time Special Recognition Award of $440,000 in January 2004. Under the terms of the transition agreement, Dr. Rocklage's unvested stock options will vest on December 31, 2003, and remain exercisable until December 31, 2006.

        None of our other executive officers has entered into an employment agreement.

        We have provided retention letters to certain of our executive officers. Under the terms of these retention letters, each of Mr. Bonney, Dr. Eisenstein, Dr. Fetzer, Mr. Guiffre, Mr. McGirr, and Dr. Tally is entitled to severance pay in an amount equal to twelve months of his then-current annual base salary if his employment is terminated by us without cause (as defined in the retention letter) or terminated by the executive officer for good reason (as defined in the retention letter). If such termination occurs within twenty-four months after a change-in-control, then the executive officer's unvested options granted prior to the change-in-control, if any, will become vested.

The Board of Directors and Committees of the Board

        The Board of Directors held 9 meetings, including 4 telephonic meetings, and took action by written consent on 5 occasions during fiscal year 2002. There were 5 Audit Committee meetings, 6 Compensation Committee meetings, and 2 Corporate Governance Committee meetings in fiscal year 2002. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors plus meetings of any committees on which he or she served during fiscal year 2002.

        The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance Committee.

Audit Committee

        The Board of Directors has an Audit Committee, which met 5 times during the 2002 fiscal year. The functions of the Audit Committee are as set forth in the Amended and Restated Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are all independent, as defined in the National Association of Securities Dealers' listing standards. Members of the Audit Committee during the 2002 fiscal year were John Zabriskie, John Clarke, Barry Bloom and Susan Bayh (Mr. Clarke and Ms. Bayh joined the Audit Committee when Dr. Paul Schimmel resigned from the Board of Directors and the Audit Committee). For 2003, the Audit Committee members are John Clarke, Barry Bloom and John Zabriskie.

REPORT OF THE AUDIT COMMITTEE(1)

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company's audited year-end financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters to be discussed by Statement of Auditing Standards No. 61. In addition, the Committee received from the independent auditors, written disclosure and the letter required by Independence Standards Board Standard No. 1. The Committee also discussed with the independent auditors the auditors' independence from management and the company, including the matters covered by the written disclosures and letter provided by the independent auditors.

        The Committee discussed with Cubist's independent auditors the overall scope and plans for their audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Cubist, the internal controls, and the overall quality of the financial reporting. The Committee held 5 meetings during fiscal year 2002.

        Based on the reviews and discussions referred to above, the Committee reviewed, and the Board of Directors approved, the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

        The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter is included with this proxy statement.

April 15, 2003	Audit Committee John Zabriskie Susan Bayh Barry Bloom John Clarke

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

Compensation Committee

        The Board of Directors has a Compensation Committee, which met 6 times during the 2002 fiscal year. The functions of the Compensation Committee are as set forth in the Compensation Committee Charter, a copy of which is attached as Appendix B to this Proxy Statement. The members of the Compensation Committee are all independent, as defined in the National Association of Securities Dealers' listing standards.

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee during the 2002 fiscal year were Mr. John Clarke, Dr. David Martin, and Mr. Walter Maupay. Except for Mr. Clarke, who acted as interim President and CEO from the Company's founding until June of 1994 but who has never taken a salary from Cubist, no member of the Compensation Committee, as constituted during 2002, was a former or current officer or employee of Cubist. For 2003, the members of the Compensation Committee are David Martin, Walter Maupay, and John Zabriskie.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE OFFICER COMPENSATION(1)

Compensation Philosophy and Objectives

        Our compensation philosophy for executive officer compensation is to reflect the value created and protected for shareholders, while furthering our short- and long-term strategic goals and values by aligning compensation with business objectives and individual performance. Short- and long-term compensation should motivate and reward high levels of performance and be geared to attract and retain qualified executive officers. Accordingly, our executive officer compensation consists of three primary components intended to further our overall compensation philosophy to achieve our compensation objectives. The components include: base salary, annual bonuses, and grants of stock options.

        In evaluating our executive officers' performance, we generally follow the process outlined below:

  •
  Prior to or shortly after the beginning of each fiscal year, we set company goals and objectives, which are reviewed with, and ultimately approved by, the full Board of Directors. Dr. Rocklage reports to the Board on Cubist's progress toward the achievement of these goals and objectives throughout the year at Board meetings and at other times as necessary.

  •
  Once a year, generally in December, the Compensation Committee meets with Dr. Rocklage. This meeting is a comprehensive review of performance, including performance against goals and objectives set the prior year as well as a review of Dr. Rocklage's full compensation package against compensation packages of chief executive officers of similar companies. Dr. Rocklage's salary increase, bonus amount, and stock option grant are set, all commensurate with performance. In 2002, Dr. Rocklage's stock options were granted in August along with the majority of Cubist employees.

  •
  In December of each year, Dr. Rocklage evaluates the performance of the remainder of Cubist's executive officers, including their performance against their goals and objectives set the prior year and recommends to the Compensation Committee a salary increase, bonus amount, and stock option grant, all commensurate with performance. In 2002, other than Dr. Fetzer whose stock options were granted in December, executive officers' stock options were granted in August along with the majority of Cubist employees.

Compensation for Fiscal 2002

Report on Chief Executive Officer Compensation

        In December 2002, the Compensation Committee set Dr. Rocklage's annual base salary at $440,000 effective on January 1, 2003. This increase represented a $40,000 increase or approximately 10.0% over the prior year's base salary. The Compensation Committee performed a comprehensive review of the compensation paid to chief executive officers of other companies and has concluded this increase positions Dr. Rocklage fairly within the range of base salaries paid to other chief executive officers of comparable companies.

        In December 2002, the Compensation Committee awarded Dr. Rocklage $150,000 in bonus funds, which was paid in Cubist common stock as part of Cubist's 2002 Stock In-Lieu of Cash Compensation Plan, and set an additional $220,000 as the potential bonus amount payable upon achievement of goals for 2003.

        In June 2002, the Compensation Committee authorized a company-wide distribution of stock options to employees in August 2002 based on performance. Dr. Rocklage was awarded 100,000 stock options as part of this distribution.

Report On Executive Compensation

        In December 2002, Dr. Rocklage recommended and the Compensation Committee accepted base salary increases for the executive officers ranging from 5% to 10%. The increases were determined after reviewing performance, including performance against goals and objectives set for the year and also against salaries of similar positions in comparable companies.

        The Compensation Committee also authorized bonuses in the aggregate amount of $265,601 for the five executive officers serving at year-end other than Dr. Rocklage. These bonuses were paid in Cubist common stock as part of Cubist's 2002 Stock In-Lieu of Cash Compensation Plan.

        In June 2002, the Compensation Committee authorized a company-wide distribution of stock options to employees in August 2002 based on performance. In December 2002, the Compensation Committee authorized the distribution of stock options on a pro rata basis to employees hired before October 1, 2002 who did not receive a stock option grant in August because of their date of hire in 2002. The five executive officers serving at year-end other than Dr. Rocklage were awarded an aggregate of 80,000 stock options as part of these distributions.

Report on Amendment of Options

        The following table sets forth information with respect to the stock options (i) amended during the fiscal year ended December 31, 2002, for our named executive officers, and (ii) amended since October 30, 1996, for any of our then executive officers.

Name	Date	Number Of Securities Underlying Options Amended (#)	Market Price Of Stock At Time Of Amendment ($)		Exercise Price At Time Of Amendment ($)		New Exercise Price ($)		Length Of Original Option Term Remaining At Date Of Amendment
Alan D. Watson, PhD, MBA	9/13/99 1/1/00 1/1/01 1/3/02	46,875 2,500 15,000 5,000	$ $ $ $	20.10 20.10 20.10 20.10	$ $ $ $	4.50 11.625 29.00 35.32	$ $ $ $	4.50 11.625 29.00 35.32	7.5 years 7.9 years 8.9 years 9.9 years
Robert J. McCormack, PhD	7/2/01	18,750		$38.21		$57.56		$35.32	9.0 years
George H. Shimer, PhD	7/2/01	56,250		$38.21		$63.38		$35.32	8.5 years

        Dr. Watson's options were amended in connection with the termination of his employment to allow for accelerated vesting and extended exercisability; they were not repriced. Dr. McCormack's and

Dr. Shimer's options were amended as part of a repricing plan that was made available to all Cubist employees.

Conclusion

        The Compensation Committee believes that the total 2002-related compensation of the Chief Executive Officer and the executive officers, as described above, is fair and is within the range of compensation for executive officers in similar positions at comparable companies.

April 15, 2003	Compensation Committee John Clarke David Martin Walter Maupay

(1)
Notwithstanding anything to the contrary set forth in any of Cubist's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report on Executive Compensation shall not be incorporated by reference into any such filings.

Corporate Governance Committee

        The Board of Directors has a Corporate Governance Committee, which met 2 times during the 2002 fiscal year. The Corporate Governance Committee was established in 2002 and includes, among other things, the functions of its predecessor, the Nominating Committee. The functions of the Corporate Governance Committee are as set forth in the Corporate Governance Committee Charter, a copy of which is attached as Appendix C to this Proxy Statement. The members of the Corporate Governance Committee are all independent, as defined in the National Association of Securities Dealers' listing standards.

        In addition to expanding its responsibilities from its former role as a nominating committee to its current role as a committee that is responsible for a comprehensive set of governance issues, and consistent with these additional responsibilities, the Corporate Governance Committee led various corporate governance initiatives in 2002. Among the corporate governance initiatives undertaken by the Board of Directors were three policies that were adopted by the Board of Directors. In 2002, the Board of Directors: (i) amended and restated our Corporate Governance Guidelines which were originally adopted in 1999, a copy of which is attached as Appendix D to this Proxy Statement; (ii) adopted our Code of Conduct and Ethics, a copy of which is attached as Appendix E to this Proxy Statement; and (iii) adopted our Equity Interest Policy, a copy of which is attached as Appendix F to this Proxy Statement.

        The Corporate Governance Committee may consider nominees for election to the Board of Directors who are recommended by the stockholders. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder who is a stockholder of record at the time of giving of notice for the election of directors at the annual meeting and who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of Cubist. To be timely, a stockholder's notice shall be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the annual meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting or such public disclosure was made.

        The stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of Cubist, of such stockholder and (ii) the class and number of shares of Cubist that are beneficially owned by such stockholder. In addition to the requirements set forth above, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

        Our Board of Directors is divided into three classes, with one class of directors elected each year for a three-year term of office at the annual meeting of stockholders. All directors of a class hold their positions until the annual meeting of stockholders at which their terms of office expire and until their successors have been duly elected and qualified. Our Board currently has a vacancy, and we are looking for qualified candidates to fill that vacancy.

        The term of office of the Class I directors will expire at the annual meeting on June 10, 2003. The Board of Directors has nominated Dr. David Martin and Dr. John Zabriskie for reelection as Class I directors to hold office until the annual meeting of stockholders to be held in 2006 and until their respective successors have been duly elected and qualified. In the event that either of the nominees shall be unable or unwilling to serve as a director, the Board of Directors shall reserve discretionary authority to vote for a substitute or substitutes. The Board of Directors has no reason to believe that either of the nominees will be unable or unwilling to serve. Proxies cannot be voted for any persons other than the nominees.

        The affirmative vote of a plurality of the shares of common stock present at the annual meeting, in person or by proxy, is required for the election of each of the Class I directors. Unless authority to do so is withheld, the persons named in each proxy will vote the shares represented thereby "FOR" the election of the nominees.

Information as to Directors and Nominees for Director

        The names of our directors (including the nominees for reelection as Class I directors at the annual meeting) and certain information regarding each director is listed below.

Name	Age	Position(s) Held	Director Since	Term Expires	Class of Director
Scott M. Rocklage, PhD	48	Chairman and Chief Executive Officer	1994	2005	III
John K. Clarke, MBA (1)*	49	Director	1992	2005	III
David W. Martin, Jr., MD (2)*	62	Director	1997	2003	I
John L. Zabriskie, PhD (1)(2)	63	Director	1999	2003	I
Barry M. Bloom, PhD (1)(3)	74	Director	1993	2004	II
Walter R. Maupay, MBA (2)(3)	64	Director	1999	2004	II
Susan B. Bayh, JD (3)*	43	Director	2000	2004	II

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Corporate Governance Committee

*
Committee Chairman

        In February 2003, Cubist announced that Michael W. Bonney will succeed Scott M. Rocklage, Ph.D., as Cubist's Chief Executive Officer at the Company's Annual Meeting of Stockholders on June 10, 2003. Dr. Rocklage, Cubist's current Chairman & CEO, will remain the Company's Chairman.

        Dr. Rocklage has served as one of our directors and as our Chief Executive Officer since July 1994. He has served as Chairman of Cubist's Board of Directors since March 2000. He served as our President from July 1994 until March 2001. In June 2003, Mr. Bonney will succeed Dr. Rocklage as CEO of Cubist. Dr. Rocklage will remain as Chairman of the Board of Directors. From 1990 to 1994, Dr. Rocklage served as President and Chief Executive Officer of Nycomed Salutar, Inc., a diagnostic imaging company. From 1992 to 1994, he also served as President and Chief Executive Officer and Chairman of Nycomed Interventional, Inc., a medical device company. From 1986 to 1990, he served in various positions at Nycomed Salutar, Inc. and was responsible for designing and implementing research and development programs that resulted in three drug products in human clinical trials, including the approved drugs Omniscan and Teslascan. Dr. Rocklage currently serves as a director of MDS Proteomics, Inc. He received his B.S. in Chemistry from the University of California, Berkeley and his Ph.D. in Chemistry from the Massachusetts Institute of Technology.

        Ms. Bayh has served as one of our directors since June 2000. Since 1994, Ms. Bayh has served as the Commissioner of the International Joint Commission (IJC), a bi-national organization between the United States and Canada focusing on environmental issues of the Great Lakes. Ms. Bayh served as an attorney in Eli Lilly's Pharmaceutical Division handling federal regulatory issues for marketing and medical clients from 1989 to 1994 and, from 1984 until 1989, Ms. Bayh practiced law, focusing on litigation, utility and corporate law, and antitrust. She is also a director of Anthem, Inc., (a Blue Cross/Blue Shield company), Corvas International, Inc., a biotechnology company, Curis, Inc., a biotechnology company, Esperion Therapeutics, a biotechnology company, Emmis Communications, and Golden State Foods. Ms. Bayh has a B.A. from the University of California at Berkeley and a J.D. from the University of Southern California Law Center.

        Dr. Bloom has served as a one of our directors since September 1993. Dr. Bloom has more than 40 years experience in the pharmaceutical industry. From 1952 to 1993, Dr. Bloom served in various positions at Pfizer Inc., including Executive Vice President of Research and Development. He is a director of Vertex Pharmaceuticals, Inc., Microbia and Neurogen Corp., biotechnology companies. Dr. Bloom received his S.B. in Chemistry and his Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology.

        Mr. Clarke has served as one of our directors since our incorporation and as Chairman of the Board of Directors from our incorporation to March 2000. From 1992 to 1994, Mr. Clarke served as our acting President and Chief Executive Officer. Since 1982, he has been a general partner of DSV Management in Princeton, New Jersey, the general partner of DSV Partners IV. He is a founder and director of Alkermes, Inc. and a director of VISICU, Inc., MedContrax, Inc., Molecular Mining, Inc. and TechRx, Inc. Mr. Clarke is the Managing General Partner for Cardinal Partners, founded in 1997. Mr. Clarke is also the General Partner for DSV Partners. Mr. Clarke has been employed with DSV Partners since 1982. Mr. Clarke received his B.A. in Biology and Economics from Harvard College and his MBA from The Wharton School of the University of Pennsylvania.

        Dr. Martin has served as one of our directors since October 1997. From April 2003 to present, Dr. Martin has served as Chairman of GangaGen, Inc., a biotechnology company. From July 1997 until

April 2003, Dr. Martin served as President, Chief Executive Officer and a founder of Eos Biotechnology, Inc. Dr. Martin was a Professor of Medicine, Professor of Biochemistry and an Investigator of the Howard Hughes Medical Institute at the University of California San Francisco until 1983 when he became the first Vice President and subsequently Senior Vice President of Research and Development at Genentech, Inc., a position he held until 1990. He was Executive Vice President of DuPont Merck Pharmaceutical Company from 1991 through 1993 and then returned to California in 1994 where he was Senior Vice President of Chiron Corp., a biotechnology company, and President of Chiron Therapeutics. In May 1995, he assumed the position of President and Chief Executive Officer of Lynx Therapeutics, Inc., a biotechnology company, and served until November 1996. Dr. Martin is also a Director of Varian Medical Systems, Inc., a medical equipment and software supplier. Dr. Martin received his M.D. from Duke University.

        Mr. Maupay has served as one of our directors since June 1999. Mr. Maupay served as President of Calgon Vestal Laboratories, a division of Merck & Co., Inc. from 1988 to 1995, when it was sold to Bristol-Myers Squibb. From January 1995 until June 1995, Mr. Maupay served as Group Executive of Calgon Vestal Laboratories after the sale to Bristol-Myers Squibb. From 1984 to 1988, Mr. Maupay served as Vice President, Healthcare at Calgon Vestal Laboratories. Mr. Maupay is a director of Life Medical Sciences, Inc., a medical device company, Kensey Nash Corporation, a medical device company, PolyMedica Corporation, a healthcare distribution company, Neshaminy Golf Club, Inc. and Warwick Golf Farm. Mr. Maupay received his Bachelor of Science in Pharmacy from Temple University and his MBA from Lehigh University.

        Dr. Zabriskie has served as one of our directors since June 1999. Since 2000, Dr. Zabriskie has been president of Lansing Brown Investments, LLC, an investment firm. Dr. Zabriskie is also Co-Founder and Director of Puretech Ventures, LLC. From July 1997 to July 2000, Dr. Zabriskie served as Chairman of the Board of NEN Life Science Products, Inc., a laboratory supply company. From July 1997 to December 1999, Dr. Zabriskie also served as President and Chief Executive Officer of NEN Life Science Products, Inc. From November 1995 to January 1997, he was President and Chief Executive Officer of Pharmacia & Upjohn, a pharmaceutical company. Dr. Zabriskie is a director of the Kellogg Company, a food products company, and of Biomira Inc., Array Biopharma Inc., MacroChem Corporation and Biosource International, biotechnology companies. From 1994 to November 1995, he served as President, Chief Executive Officer and Chairman of Upjohn Co. Dr. Zabriskie received a B.A. from Dartmouth and his Ph.D. from the University of Rochester.

Compensation of Directors

        Dr. Rocklage is Chairman of the Board of Directors and one of our full-time officers; he receives no additional compensation for serving on the Board of Directors. No other director is an officer. Through September 30, 2002, we paid $1,000 to each of Ms. Bayh, Dr. Bloom, Mr. Clarke, Dr. Martin, Mr. Maupay, and Dr. Zabriskie, for each meeting of the Board of Directors he or she attended, and each was reimbursed for expenses in connection with his or her attendance. Commencing on October 1, 2002, non-employee directors received $3,000 for each meeting of the Board of Directors he or she attended in person, $1,000 for each meeting of the Board of Directors he or she attended by phone, and $1,000 for each committee meeting attended, whether in person or by phone. In addition, committee chairmen receive an additional $1,000 for each meeting chaired. All director compensation earned during the period between October 1, 2002, and December 31, 2002, was paid to directors in the form of Cubist common stock as part of Cubist's 2002 Stock In-Lieu of Cash Compensation Plan.

        In 2002, we paid John Clarke $10,000 as compensation for attendance as an independent director at meetings of the Board of Directors held in 1999, 2000, and 2001 for which he had previously not been paid. In 2002, we paid Dr. Paul Schimmel, a former Board member, $20,000 in consulting fees, and we reimbursed him for expenses in connection with his attendance at board meetings. Dr. Schimmel did not receive any compensation for attendance at Board Meetings in 2002.

        In 2003, Ms. Bayh, Dr. Bloom, Mr. Clarke, Dr. Martin, Mr. Maupay, and Dr. Zabriskie will receive a fee of $3,000 for each meeting of the Board of Directors he or she attends in person, $1,000 for each meeting of the Board of Directors he or she attends by phone, and $1,000 for each committee meeting he or she attends, whether in person or by phone. In addition, committee chairmen will receive an additional $1,000 for each meeting chaired.

        Pursuant to our 2002 Directors' Stock Option Plan, upon first joining the Board of Directors, each director who is not one of our officers or employees automatically is granted a stock option exercisable for 15,000 shares of common stock at fair market value, and each time that he or she is serving as a director on the close of business on the date of an annual meeting of stockholders, such director is automatically granted on such business day a stock option exercisable for 10,000 shares of common stock at fair market value. Initial grants are exercisable in twelve quarterly installments, and annual grants are exercisable in full one year after the date of grant. If Proposal #2—Ratification, Adoption, and Approval of the Amended and Restated 2002 Directors' Stock Option Plan—is adopted by the stockholders, each non-employee director will receive a stock option exercisable for 10,000 shares of common stock at fair market value at the time of appointment, and each time that he or she is serving as a director on the close of business on the date of an annual meeting of stockholders, such director would be granted a stock option in an amount previously determined by the Board. The current amount set by the Board of Directors for such annual grants is either (a) 10,000 shares of common stock at fair market value if Cubist's common stock underperforms our peer group index for the preceding calendar year or (b) 12,500 shares of common stock at fair market value if Cubist's common stock outperforms our peer group index for the preceding calendar year.

        None of our directors has a consulting agreement with Cubist.

PROPOSAL NO. 2

RATIFICATION, ADOPTION AND APPROVAL OF
THE AMENDED AND RESTATED 2002 DIRECTORS' STOCK OPTION PLAN

        In March 2002, our Board of Directors approved the adoption of the Directors' Stock Option Plan, referred to herein as the Original Directors' Option Plan, subject to stockholder approval, and in June 2002, the Original Directors' Option Plan was ratified and approved by the stockholders. We may issue up to 175,000 shares of common stock under the Original Directors' Option Plan.

        In December of 2002, our Board of Directors approved a change in its compensation structure, retroactive to October 1, 2002. The change was designed to attract and retain qualified directors, align directors' interests more closely with those of stockholders, reflect a pay-for-performance philosophy, and facilitate increased activity on the part of the committees of the Board. The cash portion of such changes are summarized below:

Element	Old	Current
Retainer	None	None
Board Meetings	$1,000	$3,000 per meeting (in person) $1,000 per meeting (by phone)
Committee Meetings	$0	$1,000 per meeting (in person or by phone)
Committee Chairmen	$0	$1,000 per meeting additional

        The changes approved by the Board of Directors included changes to the stock option portion of its compensation structure. Such changes require amendment to the Original Directors' Option Plan and are therefore subject to stockholder approval. Such amendments are summarized below:

Element	Current	Proposed
Initial Option Grant	15,000 options	10,000 options
Annual Option Grant	10,000 options	As determined in advance by the Board. The current amount set by the Board is 10,000 options plus an additional 2,500 options if the Company's common stock outperforms the Nasdaq Pharmaceutical Index (see "Corporate Performance Graph" below) for the preceding calendar year.

        If this Proposal #2 is adopted, the Original Directors' Option Plan will be amended and restated to reflect the changes referenced above. A copy of the proposed Amended and Restated 2002 Directors' Stock Option Plan, referred to herein as the Directors' Option Plan, is attached as Appendix G to this Proxy Statement. If this Proposal #2 is not adopted, the Original Directors' Option Plan will remain in full force and effect as is and without modification.

Summary of the Directors' Option Plan

        The following description of certain provisions of the Directors' Option Plan, is intended as a summary of such provisions and does not purport to be a complete statement of such provisions or of the Directors' Option Plan or its operation; and such description is qualified in its entirety by reference to the provisions of the Directors' Option Plan and to the forms of stock option agreements evidencing options granted under the Directors' Option Plan.

        Proceeds received by Cubist from the exercise of options under the Directors' Option Plan have been and are to be used for general corporate purposes. The Directors' Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

        Purpose.    The purpose of the Directors' Option Plan is to promote the recruiting and retention of highly qualified directors, to strengthen commonality of interest between directors and stockholders by encouraging stock ownership by outside directors of Cubist and to provide additional incentive for them to promote the success of Cubist's business. Options granted under the Directors' Option Plan are not incentive stock options.

        Administration.    The Directors' Option Plan will be administered by the Compensation Committee. Subject to the provisions of the Directors' Option Plan, the Compensation Committee has complete authority to interpret the Directors' Option Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations deemed necessary or advisable by it for the administration of the Directors' Option Plan).

        Eligibility.    Only members of Cubist's Board of Directors may be granted options under the Directors' Option Plan.

        Shares Subject to the Directors' Option Plan and to Outstanding Options.    A total of 175,000 shares of common stock are reserved for issuance under the Directors' Option Plan.

        The number of shares of common stock covered by each outstanding option under the Directors' Option Plan and the option exercise price of each such option, as well as the number of shares that may be optioned under the Directors' Option Plan, will be proportionately adjusted for any increase or decrease in the number of outstanding shares of common stock by reason of (i) the subdivision (e.g., split-up) or combination of such shares, (ii) any stock dividend payable in shares of common stock, or (iii) any reclassification of outstanding shares of common stock.

        In the event that we are acquired, the Board of Directors shall have the authority to terminate all stock options granted pursuant to the Directors' Option Plan that remain unexercised at the closing of that transaction. In the event of a reclassification or change of the outstanding shares of common stock or in the event of any consolidation or merger of Cubist with or into another company or in the event of any sale or conveyance to another company or entity of the property of Cubist as a whole or substantially as a whole, then each option outstanding immediately prior to such reclassification, change, consolidation, merger, sale or conveyance shall become exercisable for shares of stock or other securities equivalent in kind and value to those shares of stock or other securities that the holder of such option would have received if he or she had exercised such option in full immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and had continued to hold such shares of stock or other securities (together with all other shares, stock and securities that thereafter would have been issued in respect thereof) to the time of the exercise of such option.

        Grant and Exercise of Options; Exercise Price.    Each non-employee director who is elected to the Board of Directors for the first time during the term of the Directors' Option Plan is automatically granted, pursuant to the terms of the Directors' Option Plan itself, and without any action required by such non-employee director, the Compensation Committee or the Board of Directors, on such director's first election date, an option to purchase 10,000 shares of common stock. In addition, each non-employee director that continues to serve as a director at the close of business on the date of the annual meeting of stockholders, is automatically granted pursuant to the terms of the Directors' Option Plan itself (and without any action required by such non-employee director, the Compensation Committee or the Board of Directors), on such business day, a stock option in an amount previously determined by the Board. The current amount set by the Board of Directors for such annual grants is either (a) 10,000 shares of common stock if Cubist's common stock underperforms the Nasdaq Pharmaceutical Index for the preceding calendar year or (b) 12,500 shares of common stock if Cubist's common stock outperforms our peer group index for the preceding calendar year.

        The exercise price of each formula option is equal to the fair market value of the common stock on the applicable grant date, which is deemed to be equal to the closing price of a share of common stock on such date, as reported on the Nasdaq National Market, or if no trades were reported on such date, the closing price of a share of common stock on the most recent trading day preceding such date on which a trade occurred. The term of each formula option is ten years from the applicable grant date. Initial grants are exercisable in three equal installments, with the first installment occurring on the first anniversary of the grant date and the second and third installments occurring on the second and third anniversary of the grant date, respectively. Annual grants to directors shall be immediately exercisable unless otherwise determined by the Compensation Committee.

        Method of Exercise.    An optionee exercises an option under the Directors' Option Plan by giving written notice of exercise to us, accompanied by (i) a check or bank draft payable to the order of Cubist in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, (ii) shares of common stock having a fair market value equal to the aggregate exercise price for the shares of common stock being purchased by the optionee, or (iii) if authorized by the Board of Directors, a promissory note payable to us in an amount equal to the aggregate exercise price for the shares of common stock being purchased by the optionee. We will deliver or cause to be delivered to the optionee a certificate for the number of shares then being purchased by such optionee.

        Upon exercise of any option by an optionee, we have the right to require such optionee to remit to us an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if and to the extent required by law (whether so required to secure for Cubist an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates representing any shares of common stock purchased by such optionee pursuant to such exercise. The Compensation Committee may permit such optionee to satisfy such tax withholding requirements by delivering to us shares of common stock having a fair market value equal to the amount to be withheld.

        In lieu of delivering a check, bank draft or other shares of common stock in connection with any exercise of any option, an optionee may, unless prohibited by applicable law, elect to effect payment in connection with such exercise by means of a "cashless" exercise. To effect a cashless exercise, an optionee must include with the written notice of exercise (i) irrevocable instructions to deliver for sale to a registered securities broker acceptable to us a number of shares of common stock subject to the option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price payable with respect to such shares and, if the optionee further elects, the optionee's withholding obligations, if any, with respect to such exercise, together with (ii) irrevocable instructions to such broker to sell such shares and to remit directly to us such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations. We will not be required to deliver to such securities broker any stock certificate for such shares until we have received from the broker such aggregate exercise price and, if the optionee has so elected, the amount of such withholding obligations.

        The right of any optionee to exercise an option and the obligation of Cubist to issue shares of common stock upon exercise of such option are subject to compliance with all of the terms of the Directors' Option Plan and the applicable stock option agreement evidencing such option. If any law or applicable regulation of the SEC or other body having jurisdiction shall require us or the optionee to take any action in connection with shares being purchased upon exercise of the option, exercise of the option and delivery of the certificate or certificates for such shares will be postponed until completion of the necessary action, which shall be taken at our expense.

        Acceleration of Exercisability.    The Compensation Committee may accelerate the exercisability of any option in whole or in part at any time. Moreover, the Directors' Option Plan provides that each outstanding option will immediately become fully exercisable upon a "Change in Corporate Control" of Cubist, as more fully defined in the Directors' Option Plan. A "Change in Corporate Control" includes, among other things, the acquisition by any third party (as hereinafter defined), directly or indirectly, of more than 25% of the common stock outstanding at the time, without the prior approval of our Board of Directors. A "third party" for purposes of the foregoing means any person other than Cubist or a subsidiary or employee benefit plan or trust maintained by Cubist or any of its subsidiaries together with any of such person's "affiliates" and "associates" as defined in Rule 12b-2 under the Exchange Act. The Compensation Committee, however, has the discretion to exclude any event from being deemed a "Change in Corporate Control." If the Board of Directors exercises such discretion, outstanding options shall not accelerate.

        Transferability of Options.    Options under the Directors' Option Plan are not transferable, except by will or the laws of descent and distribution or except to the extent authorized and permitted by the Compensation Committee. In granting its authorization and permission to any proposed transfer of an option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer.

        Termination of Association with Cubist.    If an optionee under the Directors' Option Plan ceases to be a director of Cubist or its subsidiaries for any reason other than death, any option held by such optionee or a permitted transferee of such optionee may only be exercised, if at all, by such optionee or such permitted transferee, as the case may be, at any time within 90 days after such cessation, but only to the extent exercisable at the time of such cessation and in no event after the expiration of the term of such option. If an optionee dies, any option held by such optionee or a permitted transferee of such optionee may be exercised by such optionee, such optionee's executor or administrator or such permitted transferee, as the case may be, at any time within the shorter of the term of such option or 12 months after the date of retirement or death, but only to the extent exercisable at death. Options that are not exercisable at the time of such cessation, or which are so exercisable but are not exercised within the time periods described above, terminate.

        In the event that the applicable stock option agreement with respect to any option contains specific provisions governing the effect that any such cessation will have on the exercisability of such option or in the event that the Board of Directors, the Compensation Committee or any other committee of the Board of Directors composed of outside directors that are disinterested on the matter at any time adopt specific provisions governing the effect that any such cessation will have on the exercisability of such option, then such provisions will, to the extent they are inconsistent with the Directors' Option Plan, control and be deemed to supersede any conflicting provisions of the Directors' Option Plan.

        Limitation of Rights in Option Stock.    An optionee has no rights as a stockholder merely by holding options which have not been exercised for shares of common stock.

        Term and Termination of the Directors' Option Plan; Amendment.    Options under the Directors' Option Plan may not be granted later than June 30, 2012. The Board of Directors may, at any earlier time, terminate the Directors' Option Plan or make such modifications of the Directors' Option Plan as it shall deem advisable. No termination or amendment of the Directors' Option Plan which (a) reduces the number of shares of stock subject to awards, (b) increases the option price, or (c) changes the vesting schedule, may, without the consent of any recipient of an award under the Directors' Option Plan shall theretofore have been granted, adversely affect the rights of the recipient under such award.

Federal Tax Consequences to Cubist and to the Option Recipient

        The following summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations, administrative rulings and judicial decisions construing the provisions of the Code. The Internal Revenue Code is subject to amendment, and to differing administrative or judicial interpretation. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases (including, without limitation, an optionee that holds shares other than as a capital asset). Optionees should therefore consult their own tax advisors as to the specific consequences under federal tax law in their particular circumstances, and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

        Shares acquired upon exercise of an option may be considered subject to a "substantial risk of forfeiture" for tax purposes for any period during which the sale of such shares at a profit could subject the seller to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended. The existence of a substantial risk of forfeiture will affect the tax consequences of the exercise of an option and the subsequent holding of shares, as described below. Holders that may be subject to restrictions under Section 16(b) with respect to their shares should consult with their own securities and tax advisors regarding the existence of a substantial risk of forfeiture, the time at which such risk may be deemed to lapse, and the associated tax consequences.

        Grant.    Optionees will not have to report any taxable income when they receive an option under the Directors' Option Plan.

        Exercise of Options.    Optionees will have to report taxable income upon the exercise of an option or, to the extent that the shares received are subject to a substantial risk of forfeiture, at the time that the shares become transferable or are no longer subject to a substantial risk of forfeiture (the "Lapse Date"). If the exercise price is paid in cash, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares on the date of exercise of the option—or, in the case of shares subject to a substantial risk of forfeiture, on the Lapse Date—over the exercise price. The basis in the shares for purposes of determining taxable gain or loss on any later sale will then be equal to the exercise price plus the compensation income that was recognized. The optionee's holding period for the shares will begin on the date of exercise or, if applicable, the Lapse Date.

        If the exercise price is paid using a promissory note, the tax consequences will generally be the same as those described in the preceding paragraph. Under certain circumstances, however, the terms of a promissory note could cause the optionee to be treated as continuing to hold an unexercised option, until such time as some or all of the balance of the note is paid. Optionees considering an exercise using a promissory note should accordingly consult their own tax advisors regarding the treatment of such an exercise.

        If the exercise price is paid by delivering shares that are already owned by the optionee, the exercise will be treated, in part, as a nontaxable exchange of shares. As in the case of a cash exercise, the optionee will be treated as receiving compensation income equal to the excess of the value of the shares received, as of the date of exercise of the option, over the exercise price. For the purpose of determining the basis and holding period of the shares received, however, those shares will be divided into two portions. A portion equal in value to the shares exchanged will have a basis equal to the basis of the shares delivered in satisfaction of the exercise price, and will have a holding period that includes the period for which the exchanged shares were held. The remaining shares will have a basis equal to the compensation income that was recognized, and a holding period as described above.

        In the case of a cashless exercise, the optionee will be treated as if he or she had paid the exercise price (and, if applicable, any amount of withholdings due with respect to the exercise) in cash, and had sold a portion of the shares received sufficient, after brokerage commissions, to fund the payment of the exercise price (and, if applicable, any withholdings). As in the case of a cash exercise, the optionee will be treated as receiving compensation income in an amount equal to the excess of the value of the shares received, as of the date of exercise of the option (or, if applicable, the Lapse Date), over the exercise price, and the shares received will have an aggregate basis equal to the sum of the exercise price and the amount of such compensation income. The sale of the shares will generate a short-term capital gain or loss equal to the difference between the amount of cash raised in the sale and the adjusted basis of the shares sold (which will generally be equal to the fair market value of the shares on the exercise date).

        Sale of Shares.    The optionee also generally will have to report taxable gain or loss upon the sale or other disposition of shares received on exercising an option. The amount of gain or loss realized will be measured by the difference between the amount received on the sale or other disposition and the optionee's basis in the shares. Any such gain or loss will be a long-term capital gain or loss if the optionee has a holding period for the shares greater than twelve months, and otherwise will be a short-term capital gain or loss.

        Company Deductions; Tax Withholding.    We will generally be entitled to deduct a compensation expense equal to the amount of compensation income recognized by an optionee. We will also be required to report the amount of such compensation to the Internal Revenue Service and, in the case of options exercised by an employee, to withhold income and employment taxes based on such compensation. The optionee is responsible for ensuring that adequate funds are available to us for such withholding.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION AND
APPROVAL OF THE DIRECTORS' OPTION PLAN.

CORPORATE PERFORMANCE GRAPH

        The following graph compares the performance of our common stock to the Nasdaq Stock Market (U.S.) and to the Nasdaq Pharmaceutical Index since December 31, 1997. The comparison assumes $100 was invested on December 31, 1997, in our common stock and in each of the foregoing indices and assumes reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On September 25, 1999, in consideration for the performance of services by Alan Watson, our former Senior Vice President, Corporate Development, we issued to Dr. Watson 50,000 restricted shares of common stock, at a purchase price of $10.125 per share, the fair market value of the common stock as determined by the Board of Directors. Dr. Watson purchased the shares by executing a promissory note in the amount of $506,250 with a 4% annual interest rate. This note was secured by the 50,000 shares of common stock. The terms of the note provided for the principal and interest to be forgiven in three equal installments subject to his continued employment. The first installment was forgiven on September 25, 2000, and the second installment on September 25, 2001. Dr. Watson's employment by Cubist terminated on March 15, 2002, and the remainder of the note was forgiven on that date.

        In 2002, we paid Dr. Paul Schimmel, a former director, $20,000 for consulting services provided to Cubist prior to Dr. Schimmel's retirement from our Board.

        We have provided retention letters to certain of our executive officers. Under the terms of these retention letters, each of Mr. Bonney, Dr. Eisenstein, Dr. Fetzer, Mr. Guiffre, Mr. McGirr, and Dr. Tally is entitled to severance pay in an amount equal to twelve months of his then-current annual base salary if his employment is terminated by us without cause (as defined in the retention letter) or terminated by the executive officer for good reason (as defined in the retention letter). If such termination occurs within twenty-four months after a change-in-control, then the executive officer's unvested options granted prior to the change-in-control, if any, will become vested.

        Cubist has no loans outstanding to any executive officer or other employee.

        We have adopted a policy that all significant transactions between Cubist and its officers, directors and affiliates must (i) be approved by a majority of those members of our Board of Directors that are not parties, directly or indirectly through affiliates, to such transactions and (ii) be on terms no less favorable to Cubist than could be obtained from unrelated third parties.

        For a description of certain transactions and certain employment and other arrangements between Cubist and certain of its directors and executive officers, see "Compensation of Directors" and "Executive Employment Agreements."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Cubist's directors, its executive officers, and persons holding more than 10% percent of the common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. Such directors, officers, and 10% holders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and we are required to report in this proxy statement any failure to file by such dates during 2002. To our knowledge, all of these filing requirements were satisfied by our directors, officers and 10% holders except the following:

  •
  Michael DeBruin, a former executive officer, did not report four transactions on Form 4. These transactions were reported on Form 5.

  •
  Alan D. Watson, a former executive officer, did not report six transactions on Form 4. These transactions were reported on Form 5.

  •
  Julian Davies, our Executive Vice President of Technology Development and a former executive officer, did not report two transactions on Form 4. These transactions were reported on Form 5.

  •
  David W.J. McGirr, our Senior Vice President and Chief Financial Officer and a current executive officer, filed a Form 4 late. The Form 4 reported Mr. McGirr's initial stock option grant.

  •
  Oliver S. Fetzer, our Senior Vice President, Corporate Development and Chief Business Officer filed a Form 4 late. The Form 4 reported Dr. Fetzer's year-end, performance-based stock option grant.

        In making these statements, Cubist has relied upon the written representations of its directors, officers and its 10% percent holders and copies of the reports that they have filed with the Commission.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed PricewaterhouseCoopers LLP to examine the financial statements of Cubist for the fiscal year 2003. In 2002, in addition to audit services, PricewaterhouseCoopers LLP provided tax compliance and tax preparation services to Cubist. The Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Audit Fees

        Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audits of the Company's consolidated financial statements and its limited reviews of the Company's unaudited condensed consolidated interim financial statements were $255,600 during the year ended December 31, 2002, and $192,500 during the year ended December 31, 2002. These figures also include fees for the review of, and the issuance of consents related to, filings with the Securities and Exchange Commission.

Audit-Related Fees

        During the year ended December 31, 2002, PricewaterhouseCoopers rendered no audit-related services to the Company. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with certain audit-related services were $187,500 during the year ended December 31, 2001.

Tax Compliance and Tax Preparation Fees

        Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with certain tax compliance matters were $4,300 during the year ended December 31, 2002, and $41,000 during the year ended December 31, 2001.

All Other Fees

        During the year ended December 31, 2002, PricewaterhouseCoopers rendered no other professional services to the Company, including financial information systems design and implementation. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with certain other tax and accounting fees were $21,600 during the year ended December 31, 2001.

STOCKHOLDER PROPOSALS

        All stockholder proposals that are intended to be presented at the 2004 Annual Meeting of Stockholders of Cubist must be received by Cubist not less than ninety days nor more than one hundred and twenty days prior to the Annual Meeting in order that they be considered for inclusion in the Board of Directors' proxy statement and form of proxy relating to that annual meeting.

OTHER BUSINESS

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

        The Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

        The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope, or vote by telephone or on the Internet by following the instructions on the enclosed proxy card.

Appendix A

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
Effective December 12, 2002

          A.    Charter.    This charter ("Charter") governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cubist Pharmaceuticals, Inc. (the "Company"). At least annually, the Committee shall review and reassess this Charter and recommend any proposed changes to the Board for approval.

          B.    Purpose of Committee.    The Committee shall be appointed by the Board to:

            (1)  provide assistance to the corporate directors in fulfilling their responsibility to the stockholders, potential stockholders, and others in the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial statements of the Company;

            (2)  be directly responsible for the appointment, compensation, and oversight of the Company's independent auditors;

            (3)  oversee the Company's internal auditors, if any;

            (4)  monitor the Company's compliance with legal and regulatory requirements; and

            (5)  produce an annual report of the Audit Committee which shall be included in the Company's annual proxy statement pursuant to applicable rules and regulations promulgated from time to time.

          C.    Members and Qualifications.

            (1)  The members of the Committee shall be appointed and replaced by the Board upon the recommendation of the Company's Corporate Governance Committee. The Committee shall be composed of at least three directors, each of which is independent from the management of the Company. The Corporate Governance Committee shall make an affirmative determination that the members of the Committee meet applicable standards of independence as defined by Nasdaq and the Securities Exchange Commission.

    At least three members of the Committee shall be conversant with the terms and terminology of accounting and finance, of which at least one member shall have accounting or related financial management expertise. In determining whether an individual is a "financial expert," the Committee may consider whether a person has experience as a public accountant or auditor, or as a principal financial officer, comptroller, or principal accounting officer of a public company.

            (2)  The Chairman of the Committee shall be appointed and replaced by the Board upon the recommendation of the Corporate Governance Committee.

          D.    Meetings.

            (1)  The Committee shall meet separately from the Board; provided, however, the Committee may meet immediately before or after any meeting of the Board.

            (2)  The Committee may hold meetings at such times and locations as the Committee may determine.

            (3)  At any meeting of the Committee, a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Certificate of Incorporation of the Company, as amended from time to time, or by the By-laws of the Company, as amended from time to time.

            (4)  The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

            (5)  The Committee shall regularly have "executive sessions" with representatives from the Company's independent auditors without members of management present. The Committee may also have "executive sessions" with the Company's CFO, General Counsel, internal auditors, or other personnel, as the Committee deems appropriate or as requested by such personnel.

            (6)  The Committee shall meet at least four times annually.

          E.    Committee Authority and Responsibilities.

            (1)  The Committee is responsible for the appointment, compensation, and oversight of the Company's independent auditors, who shall report directly to the Committee.

            (2)  Because the independent auditors are ultimately accountable to the Board, the Committee shall recommend to the Board the appointment of the independent auditors. In making such recommendation, the Committee shall consider the independence and effectiveness of the independent auditors.

            (3)  The Committee shall receive from any potential auditor a written statement of all relationships of the auditor to the Company.

            (4)  The Committee shall meet with the independent auditors, with and separately from management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

            (5)  The Committee shall obtain satisfaction that the audit fee is appropriate and that the corporation will receive a complete and comprehensive audit for such fee.

            (6)  The Committee will pre-approve any permissible non-audit services proposed to be provided to the Company by the independent auditors.

            (7)  The Committee shall review the results of the independent auditors' annual audit, including any comments or recommendations of the independent auditors.

            (8)  The Committee shall review with independent auditors and the corporation's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

            (9)  The Committee shall review the financial statements contained in the annual report to stockholders and quarterly reports on Form 10-Q, prior to their issuance, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles will be reviewed.

            (10) The Committee shall require at each meeting of the Committee a report from the independent auditors meeting the requirements of Section 204 of the Sarbanes-Oxley Act regarding critical accounting policies, alternative ways to disclose information, and material written communications between the independent auditors and management.

            (11) The Committee shall review all significant accounting judgements.

            (12) The Committee shall review separately with each of management and the independent auditors any significant disputes between management and the independent auditors that arose in connection with the preparation of the financial statements.

            (13) The Committee shall discuss with the independent auditors their evaluation of the corporation's financial, accounting, and internal auditing personnel as well as the cooperation that the independent auditors received during the course of their work.

            (14) The Committee shall review the corporation's compliance with law and significant corporate policies, including its Code of Conduct and Ethics.

            (15) The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, or the confidential, anonymous submission by employees regarding questionable accounting practices.

            (16) The Committee shall investigate any matter brought to its attention within the scope of its duties, with or without outside counsel, as appropriate.

            (17) The Committee shall produce an annual report of the Audit Committee which shall be included in the Company's Annual Proxy Statement pursuant to applicable rules and regulations promulgated from time to time.

            (18) The Committee shall review and approve all related party transactions.

            (19) Except for operating leases (including facility leases) and other similar immaterial financing arrangements entered into the ordinary course, the Committee shall review and approve all off balance sheet transactions.

            (20) The Committee may form and delegate authority to subcommittees, if and when appropriate.

            (21) The Committee shall make regular reports to the Board, as appropriate, but in no event less than annually.

            (22) The Committee shall have authority to obtain advice and assistance from internal or external legal advisors and other advisors.

            (23) The Committee shall have the resources and authority appropriate to discharge its responsibilities in accordance with this Charter.

            (24) Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Company, subject to prior approval by the Board or the CEO of any significant expense other than the independent auditor fees.

            (25) The Committee shall maintain flexible policies and procedures in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

          F.    Effectiveness of the Committee.    On a regular basis, as appropriate, but in no event less often than annually, the Committee shall consider whether it should take any steps to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified.

Appendix B

CUBIST PHARMACEUTICALS, INC.

COMPENSATION COMMITTEE CHARTER
Effective as of December 12, 2002

          A.    Charter.    This charter ("Charter") governs the operations of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Cubist Pharmaceuticals, Inc. (the "Company"). At least annually, the Committee shall review and reassess this Charter and recommend any proposed changes to the Board for approval.

          B.    Purpose of Committee.    The Committee shall be appointed by the Board to:

            (1)  Oversee the Company's compensation philosophy and policies generally and ensure that compensation decisions represent sound fiscal policy and enable the Company to attract, motivate, and retain qualified personnel.

            (2)  Discharge the Board's responsibilities relating to the compensation of the Company's Board, Chief Executive Officer, and the executive officers of the Company (collectively, the "Senior Executives").

            (3)  Produce an annual report of the Compensation Committee on the compensation of the CEO, and the Senior Executives, which shall be included in the Company's annual proxy statement pursuant to applicable rules and regulations promulgated from time to time.

          C.    Members and Qualifications.

            (7)  The members of the Committee shall be appointed and replaced by the Board upon the recommendation of the Company's Corporate Governance Committee. The Committee shall be composed of at least three directors, each of which is independent from the management of the Company. The Corporate Governance Committee shall make an affirmative determination that the members of the Committee meet applicable standards of independence.

            (8)  The Chairman of the Committee shall be appointed and replaced by the Board upon the recommendation of the Corporate Governance Committee.

          D.    Meetings.

            (1)  The Committee shall meet separately from the Board; provided, however, the Committee may meet immediately before or after any meeting of the Board.

            (2)  The Committee may hold meetings at such times and locations as the Committee may determine.

            (3)  At any meeting of the Committee, a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the

    Certificate of Incorporation of the Company, as amended from time to time, or by the By-laws of the Company, as amended from time to time.

            (4)  The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

            (5)  The Committee shall regularly have "executive sessions" without members of management present.

          E.    Committee Authority and Responsibilities.

            (1)  The Committee shall have the authority to retain and terminate compensation consultants.

            (2)  The Committee shall also have the authority to obtain advice from internal or external legal, accounting, or other advisors in order to:

        •
        Design programs to be strategic and cost-effective.

        •
        Keep informed of compensation trends in the industry;

        •
        Annually compare the compensation for similar positions in comparable companies; and

        •
        Work effectively with the Company's management to understand and address the compensation issues facing the Company.

            (3)  The Committee shall have the resources and authority appropriate to discharge its responsibilities in accordance with this Charter.

            (4)  Costs incurred by this Charter shall be borne by the Company, subject to prior approval by the Board or the CEO of any significant expense.

            (5)  The Committee may form and delegate authority to sub-committee, if and when appropriate.

            (6)  The Committee shall make regular reports to the Board, as appropriate, but in no event less than annually.

            (7)  The Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the "CEO") and recommend said goals to the full Board for approval.

            (8)  The Committee shall annually evaluate, with input from multiple, relevant sources, the performance of the CEO in light of those goals and objectives, and discuss such evaluation with the Board.

            (9)  After agreement by the Board, the Committee shall set the compensation level for the CEO based on this evaluation.

            (10) The Committee shall review with the CEO, the performance and compensation of the executive officers of the Company.

            (11) The Committee shall administer the Company's stock option plans.

            (12) The Committee shall recommend to the Board the Compensation for the Board.

            (13) The Committee shall review compensation-related matters outside the ordinary course, including but not limited to employment contracts, change-in-control provisions, and severance arrangements.

            (14) The chairperson of the Committee shall report annually to the Board on the Committee's activities, such report shall include a review of the Committee's performance.

            (15) The Committee shall produce an annual report of the Compensation Committee which shall be included in the Company's annual proxy statement pursuant to applicable rules and regulations promulgated from time to time.

          F.    Effectiveness of the Committee.    On a regular basis, as appropriate, but in no event less often than annually, the Committee shall consider whether it should take any steps to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified.

Appendix C

CUBIST PHARMACEUTICALS, INC.

CORPORATE GOVERNANCE COMMITTEE CHARTER
Effective as of November 12, 2002

          A.    Charter.    This charter ("Charter") governs the operations of the Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Cubist Pharmaceuticals, Inc. (the "Company"). At least annually, the Committee shall review and reassess this Charter and recommend any proposed changes to the Board for approval.

          B.    Purpose of Committee.    The Committee shall be appointed by the Board to:

            (4)  Assist the Board by identifying candidates qualified for membership on the Board.

            (5)  Recruit such individuals for membership on the Board.

            (6)  Recommend to the Board, after input from the chairman, the CEO, and such other executive officers as the Committee deems appropriate, all Director nominees, including director nominees for annual meetings of the stockholders.

            (7)  Recommend to the Board, after input from the chairman, the CEO, and such other executive officers as the Committee deems appropriate, the director nominees for each committee.

            (8)  Recommend to the Board, after input from the chairman, the CEO, and such other executive officers as the Committee deems appropriate, the chairman for each committee.

            (9)  Develop and recommend to the Board the Corporation Governance Guidelines for the Company.

            (10) Assess the "independence" of each director as such term is defined by applicable SEC and Nasdaq regulations.

            (11) Take general responsibility for oversight over corporate governance matters.

            (12) Perform any additional duties assigned to it by the Board.

          C.    Members and Qualifications.

            (1)  The members of the Committee shall be appointed and replaced by the Board, upon the recommendation of the Committee. The Committee shall be composed of at least three directors, each of whom is independent of management of the Company. To the extent practicable, the Committee will endeavor to have at least one member of the Committee also be a member of the Audit Committee. The Committee shall make an affirmative determination that the members of the Committee meet applicable standards of independence.

            (2)  The Chairman of the Committee shall be appointed and replaced by the Board upon the recommendation of the Committee.

          D.    Meetings.

            (1)  The Committee shall meet separately from the Board; provided, however, the Committee may meet immediately before or after any meeting of the Board.

            (2)  The Committee may hold meetings at such times and locations as the Committee may determine.

            (3)  At any meeting of the Committee, a majority of its members shall constitute a quorum. When a quorum is present at any meeting, a majority of Committee members present may take any action, except where a larger vote is expressly required by law or by the Certificate of Incorporation of the Company, as amended from time to time, or by the By-laws of the Company, as amended from time to time.

            (4)  The Committee may establish rules and procedures for the conduct of its meetings that are consistent with this Charter.

            (5)  The Committee shall regularly have "executive sessions" without members of management present.

          E.    Committee Authority and Responsibilities.

            (26) The Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates and shall have authority to approve the search firm's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

            (27) The Committee shall actively seek individuals qualified to become board members for recommendation to the Board.

            (28) The Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the Board following the end of each fiscal year.

            (29) The Committee shall review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

            (30) The Committee may form and delegate authority to subcommittees, if and when appropriate.

            (31) The Committee shall make regular reports to the Board, as appropriate, but in no event less than annually.

            (32) The Committee shall have the resources and authority appropriate to discharge its responsibilities in accordance with this Charter.

            (33) Costs incurred by the Committee in performing its functions under this Charter shall be borne by the Company, subject to prior approval by the Board or the CEO of any significant expense.

            (34) The Committee shall make a recommendation to the Board as to which director is qualified to be Chairman of the Board. In the case where the Chairman of the Board is also the CEO of the Company, the Committee shall make a recommendation to the Board as to whether there should be a Lead Director and, if so, which director is qualified to serve as Lead Director.

            (35) The Committee shall have the authority to determine whether a conflict of interest exists between a director and the Company and then make recommendations to the Board with respect to any such conflict.

          F.    Nomination of Board Members.

            (1)  The Committee shall nominate, for consideration by the Board or the shareholders of the Company, candidates to serve as members of the Board.

            (2)  In making nominations under paragraph F(1) hereof, the Committee shall:

        •
        Assist in the development of the "profile" of various attributes that a potential member of Board needs to contribute to the Board.

        •
        Interview and recruit potential candidates for the Board.

        •
        Review and evaluate each member of the Board, in the case of incumbents, in light of that individual's participation and contribution, considering the views of other members of the Board, and recommend to the Board the slate of nominees of directors to be elected by the stockholders (and any directors to be elected by the directors to fill any vacancies).

        •
        Recommend to the Board the directors to be selected for membership on the various committees of the Board and for the Chairmanships thereof.

            (3)  In making nominations under paragraph F(1) hereof, the Committee shall (a) provide the Company with an opportunity to suggest candidates to serve as members of the Board, (b) give consideration to any candidates suggested by the Company, or, as the Committee may deem appropriate, any stockholder of the Company and (c) afford the Company an opportunity to meet with and comment upon other candidates considered by the Committee.

          G.    Effectiveness of the Committee.    On a regular basis, as appropriate, but in no event less often than annually, the Committee shall consider whether it should take any steps to improve the effectiveness of the Committee including, among other things, whether this Charter should be modified. On a regular basis, as appropriate, but in no event less often than annually, the Committee shall consider whether it should take, or recommend that the Board take, any steps to improve the effectiveness of the Board.

Appendix D

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
Effective December 12, 2002

TABLE OF CONTENTS

1.	Role of the Board and Management	D-2
2.	Selection of Chairman, CEO and Lead Director	D-2
3.	Number of Committees	D-2
4.	Assignment and Rotation of Committee Members	D-2
5.	Committee Agenda	D-3
6.	Selection of Agenda Items for the Board Meetings	D-3
7.	Board Materials Distributed in Advance	D-3
8.	Regular Attendance of Non-Directors at Board Meetings	D-3
9.	Executive Sessions of the Board	D-3
10.	Board Access to Senior Management	D-3
11.	Board Compensation Review	D-3
12.	Size of the Board; Attendance	D-3
13.	Independent Directors	D-3
14.	Definition of Independence	D-4
15.	Former CEO's Board Membership	D-4
16.	Board Membership Criteria	D-4
17.	Selection of New Director Candidates	D-4
18.	Assessing the Board's Performance	D-4
19.	Directors Who Change Their Present Job Responsibility	D-4
20.	Term Limits	D-5
21.	Retirement Age	D-5
22.	Formal Evaluation of the CEO	D-5
23.	Succession Planning	D-5
24.	Management Development	D-5
25.	Board Interaction with Investors, the Press, Customers, Etc	D-5
26.	Share Ownership of Directors	D-6
27.	Conflicts of Interest	D-6
28.	Director Continuing Education	D-6
29.	Consulting Agreements with Directors	D-6

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
CORPORATE GOVERNANCE GUIDELINES
Effective December 12, 2002

          1.    Role of the Board and Management    The Board's fundamental responsibility is to represent the interests of the stockholders of Cubist Pharmaceuticals, Inc. (the "Company"). In fulfilling its responsibilities, the Board performs the following principal functions: (i) selecting, evaluating, compensating and, where necessary, replacing the CEO and other executive officers; (ii) approving corporate strategy, annual operating budgets, mergers and acquisitions and significant financings; (iii) providing general oversight of the business; (iv) evaluating and establishing Board processes, performance and compensation; (v) selecting Directors; and (vi) monitoring legal and ethical conduct. These activities are performed in cooperation with the CEO.

  Management executes the approved plans and budgets and is responsible for the day-to-day management of the Company.

          2.    Selection of Chairman, CEO, and Lead Director    The Board has the sole responsibility to select its Chairman and the CEO. The Board shall also consider, upon recommendation from the Corporate Governance Committee, appointing a Lead Director if the Chairman and CEO positions are held by the same individual. The Chairman shall have the responsibility for managing the Board. The CEO shall have the responsibility for managing the Company. The Lead Director, if any, shall have the responsibility for leading meetings of the independent directors and shall serve as a liaison between independent directors and the CEO if the CEO is also the Chairman. If the Chairman and CEO positions are not held by the same individual, the CEO need not be a member of the Board.

          3.    Number of Committees    The current three committees of the Board are Audit, Compensation and Corporate Governance. From time to time, ad hoc committees may be established for special assignments.

          4.    Assignment and Rotation of Committee Members    The Corporate Governance Committee is responsible, with consideration of the recommendations of the Chairman, the CEO, and individual Board members, for recommending Board members to individual committees. In making such recommendation, the Corporate Governance Committee will take into consideration individual skill sets and preferences as well as any requirements of committee charters.

  Consideration will be given to rotating committee members each year. To the extent practical, the Corporate Governance Committee will endeavor to rotate one person on and one person off each committee each year. In addition, to the extent practical, the Corporate Governance Committee will endeavor to rotate committee chairmen every two to five years, with the expectation that a new chairman will have served on the committee for no less than one year before becoming chairman of said committee.

          5.    Committee Agenda    The Chairman of each committee, in consultation with the appropriate members of Management and staff, will develop the committee's agenda.

  Each committee will issue a schedule of agenda subjects to be discussed for the ensuing meeting (to the degree that these can be foreseen).

          6.    Selection of Agenda Items for Board Meetings    The Chairman, in consultation with management, establishes the agenda for each Board meeting. Directors may add topics to the agenda. The Chairman may solicit from Board members any additional items they feel should be covered.

          7.    Board Materials Distributed in Advance    Information and data that is important to the Board's understanding of the business is distributed in writing to the Board before the Board meets. Management will see that this material is as concise as possible while still providing the desired information.

  As a general rule, presentations on specific subjects will be sent to the Board members in advance so that the Board meeting time may be conserved, and discussion time focused on questions that the Board has about the material.

          8.    Regular Attendance of Non-Directors at Board Meetings    The Board is comfortable with regular attendance at each Board meeting of non-board members who are invited by the Chairman, except during Executive Sessions of the Board.

          9.    Executive Sessions of the Board    The Board shall regularly conduct Executive Sessions of the Board without the members of Management present.

          10.    Board Access to Senior Management    Board members have complete access to Management.

  Furthermore, the Board encourages Management to, from time to time, bring managers into Board meetings who (a) can provide additional insight to the items being discussed because of personal involvement in these areas, and/or (b) represent managers with executive potential that the Management believes should be given exposure to the Board.

          11.    Board Compensation Review    The CEO should report, from time to time to the Compensation Committee the status of Board compensation in relation to other like companies. Changes in Board compensation, if any, should come at the recommendation of the Compensation Committee, but with discussion and approval of the full Board.

          12.    Size of the Board; Attendance    The Board should consider the appropriate size of the Board and fix the number of Directors pursuant to a resolution adopted by a majority of the Board. The Board believes that Directors, to the extent possible, should: (a) attend all Board meetings and all applicable committee meetings, in person or by phone, and in no event should a Director attend less than 75% of Board meetings or applicable Committee meetings and (b) participate in the entire meeting. If a Director attends a Board Meeting via telephone, such Director shall use a land line (i.e., not a cell phone) unless this requirement is waived by the Chairman.

          13.    Independent Directors    A majority of Directors on the Board will be Independent Directors. (See Item 14 for Definition of Independence)

          14.    Definition of Independence    Asec2independent Director is one who is independent of Management and free from any relationship that, in the opinion of the Corporate Governance Committee, would interfere with the exercise of independent judgment as a Director and who meets the definition of independence set forth in applicable SEC and Nasdaq regulations.

          15.    Former CEO's Board Membership    It is assumed that when a CEO resigns from that position, he should offer his resignation from the Board at the same time. Whether or not the individual continues to serve on the Board is a matter for discussion with the new CEO and the Board.

  A former CEO or any other former officer serving on the Board will not be considered independent until the expiration of any applicable "cooling off period" and he/she meets the definition of independence set forth in applicable SEC and Nasdaq regulations.

          16.    Board Membership Criteria    The Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board.

          17.    Selection of New Director Candidates    The Board is responsible for selecting new members to join the Board and will either elect such new member to fill a vacant seat or recommend such new member to the shareholders for election at an Annual Meeting of Stockholders. The Board delegates the screening process involved to the Corporate Governance Committee with the direct input from the Chairman, the CEO, and such other executive officers as the Corporate Governance Committee deems appropriate. New Directors will participate in an orientation program, including visits to Company facilities and discussions with executive officers.

          18.    Assessing the Board's Performance    The Corporate Governance Committee is responsible to report to the Board, on an annual basis, an assessment of the Board's performance and procedures. This will be discussed by the full Board.

  This assessment is of the Board's contribution as a whole and specifically reviews areas in which the Board and/or Management believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board, not to review individual Board members.

  In addition, the Corporate Governance Committee will review the performance of each individual Board member prior to proposing him or her for re-election.

          19.    Directors Who Change Their Present Job Responsibility    It is the sense of the Board that individual Directors who change the full-time, non-Cubist responsibility they held when they were elected to the Board should volunteer to resign from the Board.

  It is not the sense of the Board, however, that the Directors who retire or change from the position they held when they came on the Board should necessarily leave the Board. Therefore, there should be an opportunity for the full Board, after preliminary review by the Corporate Governance Committee, to review the continued appropriateness of Board membership under these circumstances.

          20.    Term Limits    Directors currently serve for three (3) year terms. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. Therefore, Directors shall be expected to serve for no more than three (3) terms unless, upon recommendation of the Corporate Governance Committee, the Board shall approve additional terms.

          21.    Retirement Age    It is the sense of the Board that Directors will volunteer to resign from the Board at the end of the term during which they reach the age of 72. While a retirement age could help ensure that there are fresh ideas and viewpoints available to the Board, it holds the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. Therefore, Directors shall be expected to resign from the Board at the end of the term during which they reach the age of 72 unless, upon recommendation of the Corporate Governance Committee, the Board shall approve additional terms.

          22.    Formal Evaluation of the CEO    The Compensation Committee will submit to the Board annually at the close of the fiscal year an evaluation of the CEO. After agreement of the evaluation by the Independent Directors, the evaluation will be communicated to the CEO by the Chairman of the Compensation Committee. The evaluation will be based on objective criteria, communicated to the CEO at the beginning of each fiscal year, including performance of the business, accomplishment of near and long term objectives, development of Management, etc. The evaluation will be used by the Compensation Committee when considering the compensation of the CEO.

          23.    Succession Planning    There will be available, on a continuing basis, the CEO's recommendation as to his or her successor should he or she be unexpectedly disabled.

  There will be an annual report by the CEO to the Board on succession planning.

          24.    Management Development    In addition to the succession planning annual report, the CEO will at the same time report on Management development to the Board.

  In addition, the CEO reviews annually with the Compensation Committee performance of the other executive officers and the extent to which these officers have accomplished their goals. The Compensation Committee may, in turn, provide a summary of these reports and reviews to the full Board.

          25.    Board Interaction with Investors, the Press, Customers. Etc.    Management speaks for the Company. Directors do not speak for the Company.

          26.    Share Ownership of Directors    The Board believes that Directors will be stockholders and have a financial stake in the Company. It is anticipated that each Director will develop a meaningful ownership position in the Company over time, depending upon individual circumstances. All Directors will comply with the Company's Equity Interest Policy.

          27.    Conflicts of Interest    A Director's business or family relationships may occasionally give rise to that Director's material personal interest on a particular issue. Each Director is responsible for disclosing situations that he or she reasonably believes give rise to a potential conflicts of interest to the Corporate Governance Committee. In addition, the Corporate Governance Committee shall ask Directors about potential conflicts of interest at least once per year. The Board, upon recommendation of the Corporate Governance Committee and after consultation with the Company's outside counsel, determines on a case-by-case basis whether such a conflict of interest exists. The Board takes appropriate steps to identify such potential conflicts and to assure that all Directors voting on an issue are disinterested with respect to that issue.

          28.    Director Continuing Education    The Board encourages Directors to participate in continuing education programs, including, but not limited to, those recommended by the Corporate Governance Committee.

          29.    Consulting Agreement with Directors    The Company shall not enter into any consulting agreement with any Director without the prior approval of the Board.

          30.    Donations to Director or Officer Charities    Except for any contributions made pursuant to a company matching program that is generally available to all employees, the Company shall not make any donation to any charity with which any Director or Officer is affiliated without the prior approval of the Board.

Appendix E

Cubist Pharmaceuticals, Inc

CODE OF CONDUCT AND ETHICS

Introduction

        This Code of Conduct and Ethics (this "Code") covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide all employees of Cubist Pharmaceuticals, Inc. (the "Company"). All of our employees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. This Code should also be provided to and followed by the Company's agents and representatives, including consultants.

        If a law conflicts with a policy in this Code, you must comply with the law; however, if a local custom or policy conflicts with this Code, you must comply with the Code. If you have any questions about these conflicts, you should seek advice from: (i) your Vice President, (ii) any director-level or higher employee in Human Resources, (iii) any director-level or higher employee in the Law Department. If you wish to report anonymously a violation or suspected violation of this Code, including, but not limited to, suspected accounting fraud or securities law violations, you can contact the Company's Corporate Responsibility Hotline, which is 781-860-8600. The Company's General Counsel will promptly deliver any such reports to (1) the Audit Committee and (2) the Company's CEO, Chairman, or Lead Director, as appropriate.

        A good basis for deciding when to get advice is to ask whether the conduct might be embarrassing to the Company or the employees involved if the details were fully disclosed to the public by the media.

        Those who violate the standards in this Code will be subject to disciplinary action, up to and including termination.

          1.    Compliance with Laws, Rules and Regulations    Obeying the law, both in letter and in spirit, is the foundation on which this Company's ethical standards are built. All employees must respect and obey the laws of the jurisdictions in which we operate. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from: (i) your Vice President, (ii) any director-level or higher employee in Human Resources, or (iii) any director-level or higher employee in the Law Department.

  The Company holds information and training sessions to promote compliance with laws, rules and regulations, including insider-trading laws.

          2.    Conflicts of Interest    All employees are expected to make decisions in the best interest of the Company, and not for personal gain. Therefore, all employees are required to avoid "conflicts of interest."

  A "conflict of interest" exists when a person's private interest interferes in any way with the interests of the Company. A conflict situation can arise when an employee, officer, or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees and their family members may create conflicts of interest.

  It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer, or supplier. You are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers, or competitors, except on our behalf.

  Conflicts of interest are prohibited as a matter of Company policy, except if approved by the Board of Directors on a case-by-case basis. Conflicts of interest may not always be clear-cut, so if you have a question, you should seek advice from: (i) your Vice President, (ii) any director-level or higher employee in Human Resources, or (iii) any director-level or higher employee in the Law Department. Any employee who becomes aware of a conflict or potential conflict should bring it to the attention of: (i) his or her Vice President, (ii) any director-level or higher employee in Human Resources, or (iii) any director-level or higher employee in the Law Department.

          3.    Insider Trading    Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal. To avoid even the appearance of impropriety, all Cubist employees and Directors are required to clear all trades in Cubist stock through the General Counsel. If you have any questions, please refer to your copy of the Company's Amended and Restated Policy on Insider Trading and Confidentiality, and then ask the Law Department.

          4.    Corporate Opportunities    Employees, officers, and directors are prohibited from exploiting for their personal advantage opportunities that are discovered through the use of corporate property, information, or position without the consent of the Board of Directors. No employee may use corporate property, information, or position for improper personal gain, and no employee may compete with the Company directly or indirectly. Employees, officers, and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

          5.    Competition and Fair Dealing    We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each employee should endeavor to respect the rights of and deal fairly with the Company's customers, suppliers, competitors, and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

  Drug development is highly competitive, and it is the policy of the Company to compete aggressively, but fairly. A major part of this commitment to compete fairly is a commitment to abide fully by the antitrust laws. In general, these complex laws prohibit any form of agreement or understanding whether formal, informal, express, or implied—that unreasonably reduces competition and business rivalry. Our commitment in this regard also prohibits any unfair or untrue disparagement of a Company competitor.

  Absent compelling circumstances, the company should select all vendors and contractors on the basis of written competitive bids.

  The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. Gifts or entertainment should not ever be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. You can refer to the "PhRMA Code" for guidance (copiescopies of which are available from the Law Department). Please seek advice from: (i) your Vice President, (ii) any director-level or higher employee in Human Resources, or (iii) any director-level or higher employee in the Law Department, regarding any gifts or proposed gifts which you are not certain are appropriate.

          6.    Discrimination and Harassment    The diversity of the Company's employees is a tremendous asset. We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any discrimination or harassment of any kind.

          7.    Health and Safety    The Company strives to provide each employee with a safe and healthful work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

  The Company will not tolerate violence and threatening behavior. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The Company will not tolerate the use of illegal drugs in the workplace or on the Company's property.

          8.    Record-Keeping    The Company follows the accepted accounting rules and controls set forth by the U.S. Securities and Exchange Commission and the Financial Accounting Standards Board. The Company requires honest and accurate recording and reporting of information in all circumstances, and without exception. The Company requires that its certified public accountants have access to any and all information necessary for them to conduct audits properly.

  Business expense accounts used by employees must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or the Controller. Rules and guidelines are available from the Controller.

  All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation and approved in writing by the Chief Financial Officer.

  Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that could be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company's record retention policies. In accordance with those policies, in the event of litigation or governmental investigation, threatened or known, please consult with a director-level or higher employee in the Law Department.

          9.    Confidentiality    Employees must maintain the confidentiality of confidential information entrusted to them by the Company or its customers, except when disclosure is authorized by a director-level or higher employee in the Law Department, or required by laws or regulations. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to us. The obligation to preserve confidential information continues even after employment ends.

          10.    Protection and Proper Use of Company Assets    All employees should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

  The obligation of employees to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties.

          11.    Payments to Government Personnel    The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make payments to government officials of any country.

  In addition, the U.S. government has a number of laws and regulations regarding business gratuities, which may be accepted by U.S. government personnel, including, but not limited to, employees of Medicare, Medicaid, and the Veterans Administration. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules.

  The Company does not contribute, directly or indirectly, to any political campaign or party. Employees may not use company expense accounts to pay for any personal political contributions or seek any other form of company reimbursement. In addition, employees should not use company facilities or company assets for the benefit of any party or candidate, including an employee individually running for office. Employees are not prohibited from contributing to properly established political action committees.

          12.    Misrepresentations and False Statements    Employees must never make a deliberate misrepresentation concerning the Company or its business operations. No employee shall create, or assist another in creating, a false or misleading entry on the Company's books.

          13.    Compliance Procedures    We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it may be difficult to know right from wrong. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

  •
  Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.

  •
  Ask yourself. What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.
  •
  Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.
  •
  Discuss the problem with your supervisor. This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question and will appreciate being brought into the decision-making process. Remember that it is your supervisor's responsibility to help you solve problems.
  •
  Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it with any director-level or higher employee of Human Resources, or any director-level or higher employee in the Law Department.
  •
  You may report violations in confidence and without fear of retaliation. You may report violations or suspected violations anonymously by calling the Company's Corporate Responsibility Hotline at 781-860-8600. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations.
  •
  Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

          14.    How to Report any Illegal or Unethical Behavior    Employees are encouraged to seek advice from: (i) their respective Vice President, (ii) any director-level or higher employee in Human Resources, or (iii) any director-level or higher employee in the Law Department about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation.

  You should review Section 13 if you believe you have observed illegal or unethical behavior and promptly report such behavior to: (i) your Vice President, (ii) any director-level or higher employee in Human Resources, or (iii) any director-level or higher employee in the Law Department. If you wish to report such behavior anonymously, you can call the Company's Corporate Responsibility Hotline at 781-860-8600. Employees are expected to cooperate in internal investigations of misconduct.

          15.    No Retaliation    The Company will not retaliate in any manner, including, but not limited to, discharging, demoting, suspending, threatening, harassing, or otherwise discriminating against an employee who reports in good faith violations or suspected violations of this Code, including, but not limited to, accounting fraud or securities law violations.

          16.    Waivers of the Code of Business Conduct and Ethics    Any waiver of this Code for employees may be made only by the Board of Directors. Any waiver of this Code for executive officers or directors may be made only by the Board of Directors and will be promptly disclosed as required by law or Nasdaq regulation.

Appendix F

CUBIST PHARMACEUTICALS, INC.

DIRECTOR AND OFFICER
EQUITY INTEREST POLICY

          I.    Introduction    The purpose of this Policy is to encourage directors and officers of Cubist Pharmaceuticals, Inc. (together with any and all subsidiaries formed or acquired in the future, "Cubist") to maintain equity interests in Cubist and to minimize negative speculation in the marketplace that may result from the sale of stock of Cubist by directors and officers of Cubist.

  It is in the best interests of Cubist to encourage its directors and officers to maintain equity interests in Cubist. Maintaining equity interests in Cubist aligns the interests of directors and officers with those of the stockholders and directly incents directors and officers to maximize shareholder value. In addition, frequent and/or unexplained selling of Cubist stock by directors and officers may have an undesirable effect on Cubist and its stock price. This Policy sets forth parameters relating to the maintenance of equity interests in Cubist and sale of Cubist stock by its directors and officers with the intention of maximizing commitment to Cubist and minimizing negative speculation generated upon the sale of stock by such directors and officers.

  This Policy applies to all Cubist directors and officers.

          II.    Definition of Equity Interest    Equity Interests shall include (i) unexercised stock options, and (ii) shares of Cubist common stock held as a result of the exercise of stock options, and (iii) shares of Cubist common stock held as a result of purchases on the open market.

          III.    Directors    Directors elected for the first time are each awarded an initial stock option grant upon election (the "Initial Grant"). As long as a person remains a director of Cubist, such director shall be required to own Equity Interests of Cubist in an amount no less than the number of stock options granted to such director in his or her Initial Grant. In addition, as long as a person remains a director of Cubist, such director shall not sell shares of Cubist common stock acquired via the exercise of stock options in an amount that exceeds 75% of the cumulative number of vested stock options for such director at the time of such sale.

          IV.    Officers    Newly hired officers and newly promoted officers are each awarded stock options in connection with an offer of employment or a promotion, as the case may be. As long as a person remains an officer of Cubist, such officer shall be required to own Equity Interests of Cubist in an amount no less than 25% of the aggregate number of stock options granted to such officer from the date of hire. In addition, as long as a person remains an officer of Cubist, such officer shall not sell shares of Cubist common stock acquired via the exercise of stock options in an amount that exceeds 75% of the cumulative number of vested stock options for such officer at the time of such sale.

          V.    Planned Sale Programs    Cubist encourages all officers who have an intention to sell shares of Cubist common stock to enter into a Planned Sale Program, also referred to as a "10b-5 Plan". A Planned Sale Program is a binding contract, written instruction or written plan that governs the

F-1

  purchase or sale of shares of Cubist stock and complies with the guidelines set forth in Section (c) of Rule 10b5-1 (as amended and in effect from time to time) promulgated under the Exchange Act of 1934 as amended. A Planned Sale Program facilitates systematic diversification and therefore minimizes negative speculation which may surround sales of Cubist common stock that are not part of a systematic diversification program. Moreover, a sale of Cubist common stock made pursuant to a Planned Sale Program eliminates the officer's investment discretion and therefore minimizes negative speculation that may surround sales in which the officer made a specific "sell" decision in connection with such trade.

          VI.    Exceptions    Under extraordinary circumstances, Cubist may consider exceptions to this policy on a case-by-case basis. An exception for any director may only be granted by unanimous vote of the Compensation Committee. An exception for any officer may only be granted by the Chairman of the Board.

        Date: June 13, 2002

F-2

Appendix G

CUBIST PHARMACEUTICALS, INC.

AMENDED AND RESTATED
2002 DIRECTORS' STOCK OPTION PLAN

        (adopted by the Board of Directors on March 5, 2002, effective upon ratification and approval by the stockholders of the Company on June 13, 2002, and amended and restated upon ratification and approval by the stockholders of the Company on June 10, 2003.)

        The options granted under this Amended and Restated 2002 Directors' Stock Option Plan are not intended to be treated as "incentive stock options" within the meaning of Section 422 of the Code.

          1.    Definitions.    As used in this Amended and Restated 2002 Directors' Stock Option Plan of Cubist Pharmaceuticals, Inc., the following terms shall have the following meanings:

          1.1.    Accelerate, Accelerated, and Acceleration, means that as of the relevant time of reference such Option will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms.

          1.2.    Board means the Company's Board of Directors.

          1.3.    Change in Corporate Control means    (1) the closing of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger or consolidation which the holders of Stock immediately prior to the merger or consolidation will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or consolidation as before the merger or consolidation, or (B) any sale, lease, exchange, or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Company, or (2) the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 100% of the Stock outstanding at the time, with the prior approval of the Board, or (3) a Hostile Change in Corporate Control.

          1.4.    Code    means the United States Internal Revenue Code of 1986, as amended.

          1.5.    Company    means Cubist Pharmaceuticals, Inc., a Delaware corporation.

          1.6.    Compensation Committee    means a committee comprised of two or more Outside Directors, appointed by the Board, and vested by the Board with the power and authority to administer the Plan in accordance with the provisions of Section 5.

          1.7.    Exchange Act    means the Securities Exchange Act of 1934, as amended.

          1.8.    Eligible Director    means a director of one or more of the Company and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

          1.9.    Fair Market Value    means on any date (i) if the Stock is traded on a stock exchange or on the Nasdaq National Market, the closing price on the date in question or, if no trades were reported on such date, the closing price on the most recent trading day preceding such date on which a trade occurred, and (ii) if the Stock is not traded on a stock exchange or on the Nasdaq National Market, the value of a Share on such date as determined by the Board or the Compensation Committee.

          1.10.    Grant Date    means the date as of which an Option is granted.

          1.11.    Holder    means, with respect to any Option, (i) the Optionee to whom such Option shall have been granted under the Plan, or (ii) any transferee of such Option to whom such Option shall have been transferred in accordance with the provisions of Section 13.

          1.12.    Hostile Change in Corporate Control    means the date on which any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or a Subsidiary or employee benefit plan or trust maintained by the Company or any of its Subsidiaries shall become (together with its "affiliates" and "associates," as defined in Rule 12b-2 under the Exchange Act) the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Stock outstanding at the time, without the prior approval of the Board.

          1.13.    Incentive Option    means an "incentive stock option" within the meaning of Section 422 of the Code.

          1.14.    Incumbent Directors    means, in the case of a Hostile Change in Corporate Control, those individuals who were members of the Company's Board of Directors immediately prior to such Hostile Change in Corporate Control.

          1.15.    Option    means an option granted under the Plan to purchase Shares.

          1.16.    Option Agreement    means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

          1.17.    Option Price    means the price paid by an Optionee for a Share upon exercise of an Option.

          1.18.    Optionee    means a person eligible to receive an Option, to whom an Option shall have been granted under the Plan.

          1.19.    Outside Director    shall mean a member of the Board who is not an officer, employee or consultant of the Company or any Subsidiary.

          1.20.    Plan    means this Amended and Restated 2002 Directors' Stock Option Plan of the Company, as amended from time to time.

          1.21.    Securities Act    means the United States Securities Act of 1933, as amended.

          1.22.    Shares    means shares of Stock.

          1.23.    Stock    means common stock, $.001 par value per share, of the Company.

          1.24.    Subsidiary    means any corporation which qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code.

          2.    Purpose.    This Plan is intended to promote the recruiting and retention of highly qualified Eligible Directors, to strengthen commonality of interest between directors and stockholders by encouraging ownership of Stock by Eligible Directors, and to provide additional incentives for Eligible Directors to promote the success of the Company's business. The Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be Incentive Options.

          3.    Term of the Plan.    Options may be granted hereunder at any time in the period commencing upon the effectiveness of the Plan pursuant to Section 19 and ending on June 30, 2012.

          4.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, at no time shall the number of Shares then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of Shares then issuable upon exercise of outstanding Options granted under the Plan exceed 175,000 Shares. The shares of Stock to be issued under the Plan, will be made available, at the discretion of the Compensation Committee, from authorized but unissued Shares or Shares held by the Company in its treasury. If any Option expires, terminates or is cancelled for any reason without having been exercised in full, the Shares not purchased by the Optionee shall again be available for Options to be granted under the Plan.

          5.    Administration.    The Plan shall be administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Compensation Committee's determinations on the matters referred to in this Section 5 shall be final, binding and conclusive on all persons having or claiming an interest under the Plan or an Option made pursuant hereto. Notwithstanding anything expressed or implied in the Plan to the contrary, at any time and on any one or more occasions, the Board may itself exercise any of the powers and responsibilities assigned the Compensation Committee under the Plan and when so acting shall have the benefit of all of the provisions of this Plan pertaining to the Compensation Committee's exercise of its authorities hereunder.

          6.    Eligibility.    Only Eligible Directors shall be granted Options under the Plan.

          7.    Options.

          7.1.    Directors Elected For First Time.    Subject to the Plan's effectiveness as set forth in Section 19, each Eligible Director who is elected to the Board during the term of the Plan (whether elected at an annual or special stockholders' meeting or by action of the Board or written consent of stockholders without a meeting), and who prior to such election was never previously a member of the Board, shall be granted, on the date of such meeting or other appointment, an Option to purchase 10,000 Shares. Subject to Sections 9, 10 and 11, grants of Options under this Section 7.1 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

          7.2.    Annual Grants.    Subject to the Plan's effectiveness as set forth in Section 19, on the date of each annual meeting of stockholders of the Company commencing with the 2003 Annual

  Meeting of Stockholders of the Company, each Eligible Director who continues to be a director of the Company as of the close of business on the date of such annual meeting of stockholders shall be granted an Option on such business day, to purchase Shares in an amount set by resolution of the Board prior to such business day. Subject to Sections 9, 10 and 11, grants of Options under this Section 7.2 occur automatically without any action being required of the Optionee, the Compensation Committee, the Board, the Company or any other person, entity or body.

          7.3.    Certain Terms of Options.    Each Option granted to an Optionee under this Section 7 shall have an exercise price equal to 100% of the Fair Market Value of the Stock on the applicable Grant Date. No Option granted pursuant to this Section 7 is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The grants shall be evidenced by Option Agreements containing provisions that are in all respects consistent with this Section 7. All of such Option Agreements shall contain identical terms and conditions, except as otherwise required or permitted by this Section 7.

          7.4.    Option Period.    The option period for any Option granted pursuant to this Section 7 shall be ten years from the date of grant.

          7.5.    Exercisability.    Each Option granted to an Eligible Director pursuant to Section 7.1 hereof (a "Section 7.1 Option") shall become exercisable in twelve (12) equal quarterly installments, with the first installment becoming exercisable on the last day of the first full fiscal quarter following the Grant Date applicable to such Section 7.1 Option and an additional installment becoming exercisable on the last day of each of the eleven successive fiscal quarters following such first fiscal quarter; provided, however, that if the Optionee with respect to such Section 7.1 Option shall cease to be a director of the Company, then, notwithstanding anything in this Section 7.5 to the contrary and subject to Sections 7.6 and 12 hereof, such Section 7.1 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.1 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation. Each Option granted to an Eligible Director pursuant to Section 7.2 hereof (a "Section 7.2 Option") shall be exercisable according to a schedule determined by the Board in its sole discretion (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5), provided, however, that if the Optionee with respect to such Section 7.2 Option shall cease to be a director of the Company, then, subject to Sections 7.6 and 12 hereof, such Section 7.2 Option shall thereafter be exercisable only with respect to those of such installments for which such Section 7.2 Option is exercisable, pursuant to this Section 7.5, at the time of such cessation.

          7.6.    Certain Modifications of Options.    Notwithstanding anything in this Section 7 or any applicable Option Agreement to the contrary, in the case of an Option not otherwise immediately exercisable in full, the Compensation Committee may accelerate the exercisability of such Option in whole or in part at any time. In the event that the Committee accelerates the exercisability of any Option in whole or in part at any time, the Compensation Committee may require as a condition precedent to the effectiveness of any such acceleration that the holder of such Option shall enter into a written agreement with the Company providing, among other things, that the Shares subject to such Option shall, following their issuance upon exercise of such Option, be subject to a repurchase option in favor of the Company upon such terms as the Compensation Committee shall determine in its sole and absolute discretion.

          8.    Exercise of Option.

            (a)  An Option may be exercised only by giving written notice, in the manner provided in Section 18 hereof, specifying the number of Shares as to which the Option is being exercised, accompanied (except as otherwise provided in paragraphs (b) and (c) of this Section 8) by full payment for such Shares in the form of a check or bank draft payable to the order of the Company or other Shares with a current Fair Market Value equal to the Option Price of the Shares to be purchased. Receipt by the Company of such notice and payment shall constitute the exercise of the Option or a part thereof. Subject to the provisions of the Plan (including, without limitation, Sections 9, 10 and 11) or any applicable Option Agreement, within 30 days after receipt of such notice and payment, the Company shall deliver or cause to be delivered to the Holder a certificate or certificates for the number of Shares then being purchased by the Holder. Such Shares shall be fully paid and nonassessable.

            (b)  In lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, a Holder may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in paragraph (a) of this Section 8 irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Company that number of Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Holder further elects, the withholding obligations of the Optionee and/or such Holder pursuant to Section 11 with respect to such exercise, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Company such aggregate exercise price and, if the Holder has so elected, the amount of such withholding obligation. The Company shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Holder has so elected, the amount of such withholding obligation.

            (c)  The Compensation Committee shall have complete authority, in its discretion, to permit the Holder, in lieu of payment by check, bank draft or other Shares accompanying the written notice of exercise as described in paragraph (a) of this Section 8, to effect payment by executing and delivering to the Company a promissory note in the aggregate principal amount of the Option Price of the Shares to be purchased. The promissory note shall be upon the terms and conditions (including, without limitation, collateral security) acceptable to the Compensation Committee.

            (d)  The right of the Holder to exercise an Option pursuant to any provision of this Section 8, and the obligation of the Company to issue Shares upon any exercise of an Option pursuant to this Section 8, is subject to compliance with all of the other provisions of the Plan (including, without limitation, Sections 9, 10 and 11) or any applicable Option Agreement.

          9.    Restrictions on Issue of Shares.

            (a)  Notwithstanding any other provision of the Plan, if, at any time, in the reasonable opinion of the Company the issuance of Shares covered by the exercise of any Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such Shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation; and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

            (1)  the Shares with respect to which such Option has been exercised are at the time of the issue of such Shares effectively registered under the Securities Act; or

            (2)  the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel or a no-action letter, each in form and substance reasonably satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

  The Company shall make all reasonable efforts to bring about the occurrence of said events.

            (b)  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any Shares with respect to which an Option shall have been granted, or to qualify any such Shares for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Holder, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

            (c)  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Compensation Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Compensation Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          10.    Purchase for Investment.

            (a)  Without limiting the generality of Section 9 hereof, if the Shares to be issued upon exercise of an Option granted under the Plan have not been effectively registered under the Securities Act, the Company shall be under no obligation to issue any Shares covered by any Option unless the person who exercises such Option, in whole or in part, shall have made such written representations and covenants to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of ensuring that the issuance of such Shares will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to written representations that the Optionee is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such Shares.

            (b)  Each Share to be issued pursuant to Options granted pursuant to this Plan may bear a reference to the investment representation made in accordance with this Section 10 and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such Shares of Stock.

          11.    Withholding; Notice of Disposition of Stock Prior to Expiration of Specified Holding Period.

            (a)  Whenever Shares are to be issued in satisfaction of an Option granted hereunder, the Company shall have the right to require the Optionee and/or any subsequent Holder to remit to the Company an amount sufficient to satisfy federal, state, local, employment or other tax withholding requirements if, when and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such Shares. The obligations of the Company under the Plan shall be conditional on such payment and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.

            (b)  The Compensation Committee may, at or after grant, permit an Optionee and/or subsequent Holder to satisfy any tax withholding requirements pertaining to the exercise of an Option by delivery to the Company of Shares (including, without limitation, Shares retained from the Option exercise that is creating the tax obligation) having a value equal to the amount to be withheld. The value of Shares to be so delivered shall be based on the Compensation Committee's determination of the Fair Market Value of a Share on the date the amount of tax to be withheld is to be determined.

          12.    Termination of Association with the Company.    If an Optionee ceases to be a director of the Company, and if applicable, its Subsidiaries, for any reason other than death of such Optionee, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee and/or such subsequent Holder at any time within 90 days after the termination of such relationship, but only to the extent exercisable at termination and in no event after the applicable option period. If an Optionee dies, any Option held by such Optionee and/or any subsequent Holder may be exercised by such Optionee, such subsequent Holder and/or the executor or administrator of such Optionee or such subsequent Holder at any time within the shorter of the applicable option period or 12 months after the date of the Optionee's death, but only to the extent exercisable at the time of such Optionee's death. Options which are not exercisable at the time of termination between the Company and the Optionee or which are so exercisable but are not exercised within the time periods described above shall terminate. Notwithstanding the foregoing, in the event that (i) the applicable Option Agreement with respect to an Option shall contain specific provisions governing the effect that any such termination shall have on the exercisability of such Option, or (ii) the Board, shall at any time adopt specific provisions governing the effect that any such termination shall have on the exercisability of such Option, then such provisions shall, to the extent that they are inconsistent with the provisions of this Section 12, control and be deemed to supersede the provisions of this Section 12.

          13.    Transferability of Options.    Options shall not be transferable; provided, however, that Options shall be transferable by will or the laws of descent and distribution; and provided, further, that Options may be transferred to a third party if and to the extent authorized and permitted by the Compensation Committee at the time of grant of such Options or at any time thereafter. In granting its authorization and permission to any proposed transfer of an Option to a third party, the Compensation Committee may impose conditions or requirements that must be satisfied by the transferor or the third party transferee prior to or in connection with such transfer, including, without limitation, any conditions or requirements that may be necessary or desirable, in the sole and absolute discretion of the Compensation Committee, to ensure that such proposed transfer complies with applicable securities laws or to prevent the Company, such transferor or such third party transferee from violating or otherwise not be in compliance with applicable securities laws as a result of such transfer. The Compensation Committee may at any time and from time to time delegate to one or more officers of the Company the authority to permit transfers of Options to third parties pursuant to this Section 13, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Compensation Committee at any time and from time to time. The restrictions on transferability set forth in this Section 13 shall in no way preclude any Holder from effecting "cashless" exercises of an Option pursuant to, and in accordance with, Section 8(b) hereof.

          14.    Adjustment Provisions.

          14.1    Adjustment for Corporate Actions.    All of the share numbers set forth in the Plan reflect the capital structure of the Company as of March 5, 2002. If subsequent to such date the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities or property (including cash), or if subsequent to such date additional shares or new or different shares or other securities or property (including cash) are distributed with respect to or in exchange for shares of Common Stock or other securities upon the merger, consolidation, sale of all or substantially all the property or assets of the Company, sale of all of the outstanding Common Stock of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to shares of Common Stock, or other securities, (each of the foregoing events an "Adjustment Event") an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares or other securities subject to the provisions of Section 4, (ii) the numbers and kinds of shares or other securities or property (including cash) subject to the then outstanding Options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable). Without limiting the generality of the foregoing provisions of this Section 14.1, upon the occurrence of an Adjustment Event, Holders of Options outstanding immediately prior to such Adjustment Event shall upon exercise of such Options at any time following such Adjustment Event be entitled to receive the shares of stock, other securities or property (including cash) that such Holders would have received as a result of such Adjustment Event if such Holders had exercised such Options immediately prior to such Adjustment Event. The provisions of this Section 14.1 (including, without limitation, the immediately preceding sentence) shall apply successively with respect to multiple Adjustment Events that occur over time.

          14.2    Change in Corporate Control.    Subject to any provisions of then outstanding Options granting greater rights to the holders thereof, in the event of a Change in Corporate Control any then outstanding Options shall Accelerate. For the purposes of the preceding sentence, (i) in the case of a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence, and (ii) in the case of a Hostile Change in Corporate Control, a majority of the Incumbent Directors prior to such Hostile Change in Corporate Control shall have the discretion to exclude any such Change in Corporate Control from the application of the provisions of the immediately preceding sentence. To the extent Options are not assumed, substituted or replaced upon a Change in Corporate Control that is not a Hostile Change in Corporate Control, the Board (and not the Compensation Committee, notwithstanding the responsibilities assigned to the Compensation Committee pursuant to Section 5) shall have the discretion to terminate such outstanding Options to the extent not exercised prior to or simultaneously with such Change in Corporate Control. Upon a Change in Corporate Control, each outstanding Option will be appropriately adjusted simultaneously with such Change in Corporate Control in accordance with Section 14.1.

          14.3    Dissolution or Liquidation.    Upon dissolution or liquidation of the Company each outstanding Option shall terminate, but the Optionee (if at the time in the employ of or otherwise associated with the Company or any of its Subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

          14.4    Related Matters.    Any adjustment in Options made pursuant to this Section 14 shall be determined and made, if at all, by the Compensation Committee and shall include any correlative modification of terms, including of Option Prices, which the Compensation Committee may deem necessary or appropriate so as to ensure the rights of the Holders are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 14. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

          15.    Reservation of Stock.    The Company shall at all times during the term of the Plan and, without duplication, of any outstanding Options reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if not then terminated) and such outstanding Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

          16.    Limitation of Rights in Stock; No Special Employment or Other Rights.    A Holder shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Shares covered by an Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to the Holder or his agent. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of

  Incorporation, and the By-laws of the Company, if any. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her retention as a director to the Company (or any Subsidiary), or interfere in any way with the right of the Company (or any Subsidiary), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such directorship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

          17.    Termination and Amendment of the Plan.    The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Any termination of the Plan shall not affect the terms of any Option outstanding on the date of such termination. Unless the Board otherwise expressly provides and except to the extent otherwise provided in the next sentence, amendments of the Plan shall apply to all Options outstanding on the date of such amendments to the same extent as if such amendments had been in effect at the time that each of such outstanding Options were granted. Notwithstanding the foregoing, no amendment of the Plan may, without the consent of any recipient of an Option outstanding on the date of such amendment, (i) reduce the number of shares of Stock subject to such Option, (ii) increase the Option Price of such Option, or (iii) change the vesting schedule of such Option in a manner that adversely affects the rights of the Optionee. The Compensation Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, provided that the Option as amended is consistent with the terms of the Plan, and provided, further, that no such amendment of such Option may, without the consent of any Optionee, (x) reduce the number of shares of Stock subject to such Option, (y) increase the Option Price, or (z) change the vesting schedule of such Option in a manner that adversely affects the rights of the recipient under such Option.

          18.    Notices and Other Communications.    All notices and other communications required or permitted under the Plan shall be effective if in writing and if delivered or sent by certified or registered mail, return receipt requested (a) if to the Holder, at his or her residence address last filed with the Company, and (b) if to the Company, at 65 Hayden Avenue, Lexington, Massachusetts 02421, Attention: General Counsel or to such other persons or addresses as the Holder or the Company may specify by a written notice to the other from time to time. Copies of all notices sent to any Holder that is not the Optionee shall also be sent to the Optionee in the manner set forth in this Section 18.

          19.    Effectiveness.    This 2002 Directors' Stock Option Plan was approved by the Board on March 5, 2002, and the 2002 Directors' Stock Option Plan was ratified and approved by the stockholders of the Company on June 13, 2002. The Plan, as amended and restated, was ratified and approved by the stockholders on June 10, 2003.

CUBIST PHARMACEUTICALS, INC.
65 HAYDEN AVENUE LEXINGTON, MA 02421

VOTE BY TELEPHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.
VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.
 VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CUBIST PHARMACEUTICALS, INC., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
 DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET
RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY.
Receiving stockholder material electronically via the Internet helps to reduce Cubist's mailing and printing costs. To receive future proxy materials electronically, if then made so available by Cubist, go to http://www.econsent.com/cbst and follow the instructions provided. Your enrollment in this program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time by going to http://www.econsent.com/cbst on the Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    CUBIST    KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CUBIST PHARMACEUTICALS, INC.

Vote on Directors		For	Withhold	For All	To withhold authority to vote, mark "For All Except"
		All	All	Except	and write the nominee's name on the line below.

1.	Class I Directors	☐	☐	☐
Nominees: David W. Martin, Jr.,
John L. Zabriskie

Vote on Proposal		For	Against	Abstain

		☐	☐	☐
2.	Ratify, adopt and approve the Amended and Restated 2002 Directors' Stock Option Plan
The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2003 Annual Meeting of Stockholders and related Proxy Statement.
MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE ☐
Please date, sign as name appears above, and return this proxy in the enclosed envelope, whether or not you expect to attend the annual meeting. You may nevertheless vote in person if you do attend.
Executors, administrators, trustees, custodians, etc. should indicate capacity in which signing. When stock is held in the name of more than one person, each person should sign the proxy.

Signature (PLEASE SIGN WITHIN BOX) Date	Signature (Joint Owners) Date

CUBIST PHARMACEUTICALS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR

2003 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 10, 2003

        The undersigned hereby appoints David W.J. McGirr and Christopher D.T. Guiffre and each of them proxies, each with power of substitution, to vote at the 2003 Annual Meeting of Stockholders of CUBIST PHARMACEUTICALS, INC. to be held on June 10, 2003 (including any adjournments or postponements thereof), with all the powers the undersigned would possess if personally present, as specified on the ballot on the reverse side on the matters listed on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

        This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no contrary specification is made, this proxy will be voted for the election of the nominees of the board of directors and upon such other business as may properly come before the meeting in the appointed proxies' discretion.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

QuickLinks

CUBIST PHARMACEUTICALS, INC. 65 Hayden Avenue Lexington, MA 02421 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE (1)
COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION (1)
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION, ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED 2002 DIRECTORS' STOCK OPTION PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
OTHER BUSINESS
TABLE OF CONTENTS
AMENDED AND RESTATED CORPORATE GOVERNANCE GUIDELINES Effective December 12, 2002
CODE OF CONDUCT AND ETHICS
AMENDED AND RESTATED 2002 DIRECTORS' STOCK OPTION PLAN
CUBIST PHARMACEUTICALS, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
2003 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 10, 2003